UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       |_|
Pre-Effective Amendment No.                                   |_|
Post-Effective Amendment No.   53                             |X|

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940                                           |X|


                              Unified Series Trust
               (Exact Name of Registrant as Specified In Charter)

                          431 North Pennsylvania Street
                           Indianapolis, Indiana 46204

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (317) 917-7000

                               Anthony J. Ghoston
                                    President
                          431 North Pennsylvania Street
                           Indianapolis, Indiana 46204

                     (Name and Address of Agent for Service)

                                   Copies to:

                             Dee Anne Sjogren, Esq.
                               Thompson Coburn LLP
                                One US Bank Plaza
                               St. Louis, MO 63101
                                 (314) 552-6295

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:
|_| immediately upon filing pursuant to paragraph (b)
|X| 60 days after filing pursuant to paragraph (a)(1)
|_| on (date) pursuant to paragraph (a)(1)
|_| 75 days after filing pursuant to paragraph (a)(2)
|_| on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate check this box:
|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                          Iron Market Opportunity Fund




                       Prospectus dated January ___, 2006






Investment objective:

Maximize total return while maintaining low volatility in share price.






Two Northfield Plaza
Suite 250
Northfield, Illinois 60093

(877) 322-0575

















The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS



                                                                          PAGE

RISK/RETURN SUMMARY..........................................................1
FEES AND EXPENSES OF THE FUND................................................9
HOW TO BUY SHARES...........................................................10
HOW TO REDEEM SHARES........................................................12
DETERMINATION OF NET ASSET VALUE............................................15
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................15
MANAGEMENT OF THE FUND......................................................18
ADDITIONAL INFORMATION ABOUT THE FUND'S STRATEGIES AND RISKS................19
FINANCIAL HIGHLIGHTS........................................................24
PRIVACY POLICY..............................................................25
FOR MORE INFORMATION................................................Back Cover

                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

     The investment objective of the Iron Market Opportunity Fund is to maximize total return while maintaining low volatility in share price. Total return is comprised of both income and capital appreciation.

PRINCIPAL STRATEGIES



     The Fund seeks to attain this objective by combining current income and capital appreciation. The Fund invests primarily in a broad range of fixed income securities (including investments, which may be extensive, in other mutual funds that invest primarily in fixed income securities). The Fund invests in different types of fixed income, variable and floating rate securities, including corporate bonds, notes, high yield bonds, preferred securities, municipal securities, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("government securities"), mortgage-backed securities, foreign government securities, money market instruments, commercial paper, repurchase agreements and derivatives. The average maturity of the securities in the Fund's portfolio will vary based on the adviser's assessment of market conditions. The adviser's goal is to take advantage of the best risk/reward sector of the bond market while maintaining low volatility. The Fund may invest in securities of any quality and maturity. The adviser will allocate the Fund's portfolio holdings among areas of the bond market based on sector, quality, coupon and maturity. The Fund also may invest in preferred securities (including auction rate preferred stock) issued by other companies (including closed-end investment companies). The Fund may engage in repurchase agreements and securities lending with broker-dealers and other financial institutions to earn income.

     The adviser may use various strategies in an attempt to reduce share price volatility. For example, the Fund may invest in bonds with adjustable or floating interest rates. These bonds generally provide greater price stability than bonds with fixed interest rates because the market value is less affected by changes in interest rates. The Fund may use derivative instruments for any purpose consistent with its investment objective such as for hedging, managing risk, or obtaining market exposure. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices). Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The derivative securities which the Fund may purchase or sell, for both hedging and non-hedging purposes, include exchange-traded put or call options, forward contracts, futures contracts, options on futures contracts (including short sales of options on futures contracts), over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) and other securities or contracts whose values depend on the value of one or more other assets, such as securities or commodities, or various indexes.

        As a hedging strategy, the Fund may use derivatives to "lock-in" realized but unrecognized gains in the value of the Fund's portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

        The Fund also may use derivative instruments to manage the risks of its portfolio or to obtain market exposure. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in the Fund's portfolio, establishing a position in the derivatives markets as a substitute for buying, selling, or holding certain securities, or creating or altering exposure to debt securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than traditional debt securities would.

        The Fund may invest up to 15% of its net assets in illiquid securities. Certain derivative securities in which the Fund may invest may be deemed to be illiquid. If, through a change in net asset value or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, the adviser would seek to take steps to protect the liquidity of the Fund's portfolio. The sale of illiquid securities may require more time and result in higher transaction costs and other selling expenses than the sale of liquid securities. Rule 144A securities will not be considered illiquid as long as the adviser determines, under guidelines approved by the Board of Trustees, that an adequate trading market exists. The Fund's investment in 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

         The Fund also may engage in short sales. When the Fund engages in a short sale, it sells a security it does not own and, to complete the sale, borrows the same security from a broker or other institution. The Fund must replace the borrowed security by purchasing it at the market price at the time the Fund chooses to close the short sale, or at the time it is required to do so by the lender, whichever is earlier. The Fund may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. When the adviser makes a short sale for hedging purposes, the profit or loss associated with the short position is intended to offset any profit or loss associated with a corresponding long position (or long positions) in another security (or other securities). To the extent the profit or loss associated with the short position does not correlate precisely with the profit or loss associated with the corresponding long positions, the Fund will realize a net profit or loss. The Fund may engage in short sales of options on futures contracts, which are substantially equivalent to writing (selling) the put or call options, and the options are not borrowed as described above.




         The Fund may sell a security if the adviser identifies another investment that is yielding higher income or that the adviser believes will outperform a current position. In the case of another mutual fund in which the Fund has invested, the Fund may also sell if the adviser believes that the composition of the underlying fund has changed and is no longer consistent with the Fund's objective or if the underlying fund changes its objective or investment manager. The Fund may also sell a security or mutual fund if the adviser believes that the sector in which the security or mutual fund is invested is no longer advantageous to the Fund's overall strategy. The adviser may engage in active trading of the Fund's portfolio securities as a result of its overall strategy, the effects of which are described below under "Turnover Risk."

Principal Risks of Investing in the Fund

o    FIXED INCOME SECURITIES RISK.

               Interest Rate Risk. The value of your investment in the Fund may decrease when interest rates rise. Fixed income securities, including convertible securities, with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

               Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.



               Credit Risk. The issuer of the fixed income security may not be able to make interest and principal payments when due, and the issuer of preferred stock may not be able to make dividend payments when due. Generally,the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. To the extent the Fund holds the preferred stock of an issuer that is liquidated or declares bankruptcy, the issuer's bondholders will take precedence over the Fund.

               Prepayment and Extension Risk. As interestrates decline, the issuers of fixed income securities may prepay principal earlier than scheduled, forcing the Fund (or an underlying fund) to reinvest in lower yielding securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities. There is a greater risk that the Fund will lose money due to prepayment and extension risks when the Fund invests in mortgage-backed securities.

               Government Securities Risk. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. It is possible that the U.S. government would not provide financial support to certain of its agencies or instrumentalities if it is not required to do so by law. If a U.S. government agency or instrumentality in which the Fund (or an underlying fund) invests defaults and the U.S. government does not stand behind the obligation, the Fund's share price or yield could fall. The U.S. government guarantees payment of principal and timely payment of interest on certain U.S. government securities. This does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate.

o Market Risk. Because the Fund invests in preferred securities, overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

o Higher Expenses. The Fund expects to invest extensively in other mutual funds. To the extent the Fund invests in other mutual funds, your cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in fixed income securities. You will indirectly bear any fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses. Therefore, the Fund could incur higher expenses, many of which may be duplicative. These expenses are not reflected in the fee table or expense example provided below.



o Derivatives Risk. The Fund may use derivatives to hedge risks inherent in its portfolio, to enhance the potential return of the Fund's portfolio, to diversify the Fund's portfolio, as a substitute for taking a position in an underlying debt security, or to reduce transaction costs associated with managing the Fund's portfolio. A small investment in derivatives could have a potentially large impact on the Fund's performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund's other investments.

               Put and Call Options Risks. The Fund may use options as part of its investment program. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option (that is, where the seller does not own the underlying security) assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. In such event, the securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. To the extent the premium received does not cover the difference in the market price and the exercise price, the seller will incur substantial losses when it is obligated to purchase the underlying securities at the higher market price, and sell such securities to the option holder at the lower option price. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a long position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. In such case, the seller will be obligated to purchase the securities at a much higher price from the option holder than the prevailing market price of the securities. The seller will suffer substantial losses to the extent the premium received is less than the difference between the option price and the market price of the securities. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

               Futures Contracts and Options on Futures Contracts Risks. The Fund may trade in futures contracts (and related options) on securities indexes, U.S. Government securities, currencies, and other financial instruments or commodities, a practice which may involve substantial risks. The low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for futures contracts (or related options) purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses. Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits." Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures contract prices on various commodities or financial instruments occasionally have moved to the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent the Fund from promptly liquidating unfavorable positions and cause it to be subject to substantial losses. In addition, a Fund may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low. It is also possible that an exchange or the Commodity Futures Trading Commission (the "CFTC") may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only. In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that may be held in particular commodities. Trading in commodity futures contracts and related options are highly specialized activities that may entail greater than ordinary investment or trading risks.

               Hedging Risks. When the adviser uses options and futures contracts for hedging purposes, the profit or loss associated with the options or futures contracts is intended to offset any profit or loss associated with corresponding long positions in other securities, and thus hedging strategies will reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the long positions. Also, to the extent the profit or loss from the derivative and from the corresponding long position do not correlate, there is the risk that the Fund will realize a net loss.

               Counterparty Risk. Many of the markets in which the Fund effects its derivative transactions are "over-the-counter" or "interdealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. When the Fund invests in derivative, over-the-counter transactions (including options), it is assuming a credit risk with regard to parties with which it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.

               Counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

               Liquidity Risk. With derivative investments, there is the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired.




o Short Sale Risk. The Fund may engage in short selling activities. The short sale strategy may not be successful if the adviser is unable to accurately predict interest rates or if the securities sold short do not correlate well with the securities being hedged. Positions in shorted securities are speculative and more risky than long positions (purchases). You should be aware that any strategy that includes selling securities short can suffer significant losses. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the Fund's return.

o Turnover Risk. The Fund's investment strategy may involve active trading and thus result in a high portfolio turnover rate. A high portfolio turnover can result in correspondingly greater brokerage commission expenses. A high portfolio turnover may result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect performance.

o Repurchase Agreements Risks. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If the value of repurchase becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by the adviser to present minimum credit risks.

o Securities Lending Risks. When the Fund engages in securities lending, it will be subject to the risk that it may experience a delay in receiving additional collateral to secure a loan or a delay in recovering the loaned securities if the borrower defaults. o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. o The Fund is not a complete investment program. o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund Right for You?

     The Fund may be a suitable investment for:

     o investors seeking to diversify their holdings with bonds and other fixed income securities

     o    investors seeking higher potential returns than a money market fund.

     o    investors   willing  to  accept  some  price   fluctuations  in  their
          investments.

How the Fund has Performed

         The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year. The performance table shows how the Fund's average annual total returns compare over time to a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.



                          Year-by-Year Total Return (1)
                         For Periods ended December 31st

                                [GRAPHIC OMITTED]

                                   2002 2.35%
                                   2003 3.10%
                                   2004 3.89%
                                   2005 2.46%


(1) Since inception of the Predecessor Fund (October 11, 2001).

         During the period shown, the highest return for a quarter was 2.45% (4th quarter, 2002); and the lowest return was -0.41% (3rd quarter, 2002).

     Average Annual Total Returns for the periods ending December 31, 2005:

                                             One Year        Since Inception(1)
The Fund

Return before Taxes                           2.46%                 3.03%

Return After Taxes on Distributions(2)        1.34%                 1.80%

Return After Taxes on Distributions and
Sale of Fund Shares(2)
                                              1.62%                 1.90%

Merrill Lynch 1-3 Year US Corporate &
Government Bond Index(3)
                                              1.74%                 2.94%

Merrill  Lynch  1-3 Year US  Treasury  Bond
Index  (reflects  no deduction for fees,
expenses, or taxes)                           1.74%                 2.94%

1 The Fund acquired the assets and liabilities of the Iron Market Opportunity Fund, a series of AmeriPrime Advisors Trust (the "Predecessor Fund"), in a tax-free reorganization on September 26, 2005. The Fund is a continuation of the Predecessor Fund and, therefore, the bar chart shows changes in the Predecessor Fund's returns from year to year.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



3 The Merrill Lynch 1-3 US Corporate & Government Index has replaced the Merrill Lynch 1-3 US Treasury Bond Index as the Fund's benchmark because the Fund's adviser believes that the Merrill Lynch 1-3 US Corporate &
     Government Index's broader composition more accurately reflects the composition of the Fund's portfolio.





                          FEES AND EXPENSES OF THE FUND

         The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
              Maximum Sales Charge (Load) Imposed on Purchases   NONE
              Maximum Deferred Sales Charge (Load)               NONE
              Redemption Fee (if held less than 30 days  1, 2    1.00%



Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
              Management Fee  3                                 0.50%
              Distribution and/or Service (12b-1) Fees          NONE
              Other Expenses                                    0.20%
              Total Annual Fund Operating Expenses  4           0.70%

1 The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase Fund expenses, the Fund charges a 1.00% short-term redemption fee on shares redeemed within 30 calendar days of purchase. No redemption fee is imposed on shares redeemed after the 30-calendar day period. This fee may be waived in certain circumstances as described under "Fund Policy on Market Timing" below.

2 A fee of $15 is charged in addition to any redemption fee, to defray custodial charges for redemptions paid by wire transfer at any time. This fee is subject to change.



3 Effective January __, 2006, the Management Agreement between the Fund and the adviser was revised to reduce the Management Fee from 1.00% to 0.50%. As a result, the Management Fee has been restated to reflect this permanent reduction. Prior to that date, the Fund's adviser contractually had agreed to reduce its management fee from 1.00% to 0.50% through September 30, 2006.




4 The Fund expects to invest extensively in other mutual funds. To the extent that the Fund invests in other mutual funds, the Fund will indirectly bear its proportionate share of any fees and expenses paid by such products, in addition to the fees and expenses payable directly by the Fund. These indirect expenses may be significant; the expense ratio of an underlying fund can be as high as 1.50%, and the Fund will incur expenses at the underlying fund's expense ratio on all assets the Fund has invested in the underlying fund. Therefore, to the extent that the Fund invests in other mutual funds, the Fund will incur higher expenses, many of which may be duplicative. These indirect expenses are not included in the expenses reflected in the table above or example below.

Example:

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except for fee waiver during the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                  1 Year           3 Years           5 Years          10 Years
                  ------           -------           -------          --------
                    $72             $331              $611             $1,410






                                HOW TO BUY SHARES

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

Initial Purchase

     The minimum initial investment in the Fund is $10,000 ($2,000 for IRAs and other qualified plans). Minimum subsequent investments are $1,000. The adviser may waive these minimums at its discretion, including for existing clients of the adviser. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.


         By Mail - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus); and
o        a check made payable to the Fund.

Mail the application and check to:

U.S.Mail:       Iron Market Opportunity Fund            Overnight:      Iron Market Opportunity Fund
                c/o Unified Fund Services, Inc.                         c/o Unified Fund Services, Inc.
                P.O. Box 6110                                           431 North Pennsylvania Street
                Indianapolis, Indiana  46206-6110                       Indianapolis, Indiana  46204


     By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (877) 322-0575 to obtain information on how to set up your account and obtain an account number.

     You must provide a signed application to Unified Fund Services, Inc., the Fund's transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price will be the net asset value next determined after the wire is received by the Fund. Any delays, which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

     You may purchase additional shares of the Fund at any time (subject to minimum amounts) by mail, wire, or automatic investment. Each additional mail purchase request must contain:

o    your name
o    the name of your account(s),
o    your account number(s),
o    the name of the Fund
o    a check made payable to the Fund

     Checks should be sent to the Iron Market Opportunity Fund at the address listed under the heading "Initial Purchase - By Mail" in this prospectus. To send a bank wire, follow the instructions outlined under the heading "Initial Purchase - By Wire" in this prospectus.

Tax Sheltered Retirement Plans

     Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions
(SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the transfer agent for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

Other Purchase Information

     The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler's checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier's checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

     The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept purchase and sell orders on its behalf. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.

                              HOW TO REDEEM SHARES

     You may receive redemption payments in the form of a check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

     By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

                  Iron Market Opportunity Fund
                  c/o Unified Fund Services, Inc.
                  P.O. Box 6110 Indianapolis, Indiana 46206-6110

         "Proper order" means your request for a redemption must include:

o        the Fund name,
o        account number,
o        account name(s) and address, and
o        the dollar amount or number of shares you wish to redeem.
     Requests to sell shares that are received in proper order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund requires that signatures be guaranteed if you want the check made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee stamp from most banks and securities dealers, but not from a notary public. Please call Shareholder Services at (877) 322-0575 if you have questions. At the discretion of the Fund or the Fund's transfer agent, prior to redemption, you may be required to furnish additional legal documents to insure proper authorization. All documentation requiring a signature guarantee stamps must utilize a New Technology Medallion stamp.

     By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (877) 322-0575. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent anticipates difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Fund Policy on Market Timing

     The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. The Board of Trustees also has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Fund. A 1.00% short-term redemption fee will be assessed by the Fund against investment proceeds withdrawn within 30 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a "first-in, first-out" method to determine the 30 calendar-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing shareholders.

     If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket ("Financial Intermediary"), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. "Omnibus accounts" that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the adviser, due to changes in an investor's circumstances, such as death. No exceptions will be granted to persons believed to be "market-timers."

         While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. Omnibus accounts that include multiple customers typically provide the Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information



     If you are not certain of the requirements for a redemption please call Shareholder Services at (877) 322-0575. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the seventh day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.




     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $10,000 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.


                        DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets
(including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

     The Fund's assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the adviser. Good faith pricing also is permitted if, in the adviser's opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund's NAV calculation that may affect a security's value, or the adviser is aware of any other data that calls into question the reliability of market quotations. For example, good faith pricing would be required if a mutual fund in which the Fund invests fails to calculate its NAV as of the Stock Exchange close. Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders or that the Fund will realize fair valuation upon the sale of a security. Investments in junk bonds or other thinly traded securities are more likely to trigger fair valuation than other securities.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

     The Fund typically distributes substantially all net investment income in the form of dividends and any net realized capital gains to its shareholders at least annually. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of income and net realized capital gains.

Taxes

     Investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income.

     The Fund will distribute net realized capital gains to its shareholders normally once a year. Capital gains are generated when the Fund sells its assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at long-term capital gains rates. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

     Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

         You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

         Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund's shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

     The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act").


TYPE OF TRANSACTION                                          TAX STATUS
--------------------                                         ------------
Qualified dividend income                                    Generally maximum 15% on non-corporate
                                                             taxpayers

Net short-term capital gain distributions                    Ordinary income rate

Net long-term capital gain distributions                     Generally maximum 15% on non-corporate
                                                             taxpayers*

Sales of shares (including redemptions) owned                Gains taxed at generally maximum 15% on
more than one year                                           non-corporate taxpayers*


Sales of shares (including redemptions) owned                Gains are taxed at the same rate as ordinary income;
for one year or less                                         losses are subject to special rules

                                                             *For gains realized between May 6, 2003
                                                             and December 31,2008.




     Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund's investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

     If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

     If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

     Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

                             MANAGEMENT OF THE FUND



     Iron Financial Management Inc., Two Northfield Plaza, Suite 250, Northfield, IL 60093, serves as investment adviser to the Fund. Founded in 1993, the adviser's clients consist primarily of individuals, corporations, pension plans, trusts and charitable organizations. As of January ___, 2006, the adviser and its affiliates had approximately $___ billion under management. The adviser specializes in fixed income portfolios. For the fiscal year ended September 30, 2005, the Predecessor Fund paid the adviser a fee, after waiver, of 0.50% of the Fund's average daily net assets.




     The adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

     Each annual report of the Fund will contain information about the factors that the Board of Trustees considered in approving the Fund's management agreement.

Portfolio Managers



     Aaron Izenstark and Daniel Sternberg are jointly and primarily responsible for the management of the Fund. Aaron Izenstark and Daniel Sternberg handle day-to-day research, operations and trading for the Fund. Mr. Izenstark maintains ultimate authority with respect to the investment decisions for the Fund.




     Aaron Izenstark. Mr. Izenstark has served as co-portfolio manager of the Fund since the inception of the Fund's predecessor in 2001. He also has served as President and Chief Investment Strategist of the adviser since he founded the firm in 1993.

     Daniel Sternberg. Mr. Sternberg has served as co-portfolio manager of the Fund since September 2003. Mr. Sternberg joined the adviser as an investment advisory representative in 2002, and currently serves as Portfolio Manager to various accounts. Prior to joining the adviser, Mr. Sternberg obtained a B.S. in Finance from Ithaca College in 2002.

     The Fund's Statement of Additional Information provides the following additional information about the Fund's portfolio managers: (i) compensation structure, (ii) a description of other accounts managed by each portfolio manager, and (iii) each portfolio managers' ownership of shares of the Fund.


          ADDITIONAL INFORMATION ABOUT THE FUND'S STRATEGIES AND RISKS

Principal Strategies

     SHORT SALES. The Fund (or the mutual funds in which the Fund invests) may engage in short selling activities, which are significantly different from the investment activities commonly associated with conservative funds. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the Fund's return.

     In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund's custodian of cash or high grade liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.



     PREFERRED SECURITIES. The Fund may invest in preferred securities, including auction rate preferred stock. Like common stock, preferred stock represents partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Preferred securities provide a specific dividend that is paid before any dividends are paid to common stock holders, and that takes precedence over common stock in the event of a liquidation. In some cases, preferred stock may not pay a specific dividend. Auction rate preferred stock is floating rate preferred stock whose dividend rate is reset by Dutch auction, typically every 7, 28, 35 or 49 days. Prior to each auction, investors submit bids specifying the dividend rate at which they will buy or retain the security. Once all bids are received, the auction agent determines the winning rate and all orders at or below the winning rate are filled. If the auction fails because there are fewer bids than securities available for sale, the dividend rate automatically will be set at a predetermined maximum rate. Auction rate preferred securities can be resold to the issuer at each auction at par plus any accumulated but unpaid dividends. Preferred stock of closed-end investment companies often is issued as auction rate preferred stock.

CLOSED-END FUNDS

     The Fund may invest in other investment companies, including closed-end funds. Shares of common stock of closed-end funds frequently trade at a discount from net asset value. Moreover, a closed-end fund's articles of incorporation may contain certain anti-takeover provisions that may have the effect of inhibiting the fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of the fund. In certain circumstances, these provisions might also inhibit the ability of stockholders (including the Fund) to sell their shares at a premium over prevailing market prices. This characteristic is a risk separate and distinct from the risk that the closed-end fund's net asset value will decrease. In particular, this characteristic would increase the loss or reduce the return on the sale of those closed-end funds whose shares were purchased by the Fund at a premium.

     Should any of the closed-end funds convert to open-end status, the Fund will retain common shares unless a determination is made by the adviser that the retention of such shares would be detrimental to the Fund. In the unlikely event that a closed-end fund converts to open-end status at a time when its shares are trading at a premium there would be an immediate loss to the Fund because shares of open-end funds trade at net asset value. In addition, to the extent that the converted closed-end fund creates additional common shares when interest rates have declined and invests in lower yielding securities, the Fund may experience a reduction of the average yield of its retained shares in that fund caused by the acquisition of lower coupon investments. Shares of many closed-end funds are thinly traded, and therefore may be more volatile and subject to greater price fluctuations than shares with greater liquidity. Another risk generally associated with common shares of closed-end funds is that many closed-end funds leverage their assets in an attempt to enhance their yield at the expense of increased volatility.

     Swap Agreements. The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit swaps. The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

     Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities or commodities representing a particular index.

     The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the referenced obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the referenced obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

     Whether the Fund's use of swap agreements will be successful will depend on the ability of the adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the adviser. For purposes of applying the Fund's investment policies and restrictions (as stated in this Prospectus and the Fund's SAI) swap agreements are generally valued by the Fund at market value.




Non-Principal Strategies

         The investment objective of the Fund may be changed without shareholder approval.

     From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Convertible Bonds

     The Fund may invest in convertible securities and employ short selling to enhance income and hedge against market risk. A convertible bond is a bond that is exchangeable at the option of the holder for a fixed number of common shares at a set price or formula. There are various advantages to buying convertible securities. First, the potential for capital appreciation if the value of the underlying common stock increases. Second, the relatively high yield received from the dividend or interest payments as compared to common stock dividends. And third, the relatively lower price volatility as compared to common stock. The Fund seeks to profit from this strategy by receiving interest on the convertible security and through an increase in the convertible security's value when the market price of the underlying common stock increases above the conversion price. However, the value of the convertible bond will usually decrease if the value of the underlying common stock decreases, and convertible bonds often have lower interest rates than non-convertible bonds. In addition, the price of convertible bonds can be more volatile than non-convertible bonds.

Junk Bonds

     The Fund may invest in junk bonds, including mutual funds that invest in junk bonds. The term "junk bond" refers to high yield-high risk securities that are rated below investment grade by recognized rating agencies or are unrated securities of comparable quality. Junk bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to make payments on its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer.

     Other than with respect to distressed securities, discussed below, the lower grade securities in which the underlying funds may invest do not include instruments which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after an underlying fund purchases a particular security, in which case the underlying fund and the Fund may experience losses and incur costs. Lower grade securities frequently have call or redemption features that would permit an issuer to repurchase the security from an underlying fund that holds it. If a call were exercised by the issuer during a period of declining interest rates, the particular underlying fund is likely to have to replace the called security with a lower yielding security, thus decreasing the net investment income to the underlying fund and the Fund.

     Lower grade securities tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of lower grade securities than on higher-rated fixed income securities. Factors adversely affecting the market value of such securities are likely to adversely affect an underlying fund's net asset value which, in turn, may adversely affect the value of your investment.

     Like higher-rated fixed income securities, lower grade securities generally are purchased and sold through dealers that make a market in such securities for their own accounts. However, there are fewer dealers in the lower grade securities market, which market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for lower grade securities by various dealers. As a result, during periods of high demand in the lower grade securities market, it may be difficult to acquire lower grade securities appropriate for investment by the underlying funds. Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the lower grade securities market and may cause the prices an underlying fund receives for its lower grade securities to be reduced. In addition, an underlying fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet its liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuers. Under such conditions, judgment may play a greater role in valuing certain of an underlying fund's portfolio instruments than in the case of instruments trading in a more liquid market. Moreover, an underlying fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

Municipal  Securities

     Municipal securities are long and short term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers, the income from which is exempt from regular federal income tax and exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities.




Repurchase Agreements

     A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security or other asset (which may be of any maturity) and the seller agrees to repurchase the security or other asset at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers or their affiliates determined by the adviser to be creditworthy.

Securities Lending

     The Fund may lend its portfolio securities in order to generate additional income. Securities may be loaned to broker-dealers, major banks or other recognized institutional borrowers of securities that the adviser deems creditworthy. Generally, borrowers of the Fund's securities must deliver to the Fund collateral equal in value to at least 102% of the loaned securities, which will be retained by the Fund at times during the loan, marked to market daily. During the loan period, the borrower pays the Fund interest on such securities, and the Fund may invest the cash collateral and earn additional income. Loans are usually subject to termination, at any time, at the option of the Fund or the borrower. Lending portfolio securities involves the risk of delay in recovery of loaned securities and, in some cases, the loss of rights in the collateral if the borrower fails.

                              FINANCIAL HIGHLIGHTS



     The following table is intended to help you better understand the Fund's financial performance since the inception of the Fund (including the Predecessor
Fund). Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended September 30, 2004 and 2005 was audited by Cohen McCurdy, Ltd., whose report, along with the Fund's financial statements, are included in the Annual Report to Shareholders, available upon request without charge. The information for prior years was audited by another independent public accounting firm.


--------------------------------------------- ----------------- ------------------- ------------------- -------------------
                                                For the Year                                               For the Period
                                                   Ended           For the Year        For the Year           Ended
                                                September 30,          Ended               Ended            September 30,
Selected Per Share Data                             2005         September 30, 2004  September 30, 2003         2002        (a)
--------------------------------------------- ----------------- ------------------- ------------------- -------------------
Net asset value, beginning of period            $           9.88  $           9.95    $           9.75    $          10.00
                                                 ----------------  ----------------    ----------------    ----------------
Income (loss) from investment operations:

   Net investment income (loss)                              0.27              0.28                0.28                0.38
                                                 ----------------- ------------------- ------------------- -------------------
   Net realized and unrealized gains                         0.04              0.02                0.20               (0
  (losses)                                       ----------------  ----------------    ----------------    ----------------

   Total from investment operations                          0.31              0.30                0.48                0.09
                                                 ----------------  ----------------    ----------------    ----------------

Less Distributions to shareholders

     From net investment income                             (0.26)            (0.28)              (0.28)              (0.34)
                                                ----------------- ------------------- ------------------- -------------------
     From net realized gains                                 -                (0.09)              -                    -
                                                ----------------- ------------------- ------------------- -----------------

     Total distributions                                    (0.26)            (0.37)              (0.28)              (0.34)
                                                 ----------------  ----------------    ----------------    ----------------

Net asset value, end of year                     $           9.93  $           9.88    $           9.95    $           9.75
                                                 ================  ================    ================    ================

Total Return (b)                                             3.18%             3.12%               4.95%               0.90%(c)

Net Assets, end of year (000)                    $     195,928     $       148,069     $        77,568     $        26,358

Ratio of expenses to average net assets                      0.70%             0.73%               0.90%               1.45%(d)

Ratio of expenses to average net assets                      1.20%             1.22%               1.33%               1.45%(d)
before waiver & reimbursement

Ratio of net investment income (loss) to                     2.83%             2.99%               3.10%               3.94%(d)
average net assets

Ratio of net investment income (loss) to                     2.33%             2.49%               2.67%               3.94%(d)
average net assets before waiver &
reimbursement

Portfolio Turnover Rate                                    108.39%            59.05%              92.97%             626.51%


(a) For the period October 11, 2001 (commencement of operations) to September 30, 2002.

(b) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(c)  Not annualized.




(d)  Annualized.

                                 PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

     Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

     o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund's affiliates. Annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest fiscal year end.

     Call Shareholder Services at (877) 322-0575 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries. As of the date of this prospectus, the Fund does not have an internet website and, therefore, the Fund's SAI, annual and semi-annual reports are not made available at an Internet site.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549-0102.





Investment Company Act #811-21237

                          IRON MARKET OPPORTUNITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                January ___, 2006



         This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Iron Market Opportunity Fund (the "Fund") dated January ___, 2006. This SAI incorporates by reference the annual report to Fund shareholders for the fiscal year ended September 30, 2005 (the "Annual Report"). A free copy of the Prospectus or Annual Report can be obtained by writing the Fund's transfer agent at 431 North Pennsylvania Street, Indianapolis, Indiana 46204 or by calling Shareholder Services at 1-877-322-0575.

TABLE OF CONTENTS                                                 PAGE

DESCRIPTION OF THE TRUST AND THE FUND                                   2
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
CONSIDERATIONS                                                          3
INVESTMENT LIMITATIONS                                                 22
THE INVESTMENT ADVISOR                                                 24
TRUSTEES AND OFFICERS                                                  27
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                    30
PORTFOLIO TURNOVER      `                                              31
PORTFOLIO TRANSACTIONS AND BROKERAGE                                   31
DISCLOSURE OF PORTFOLIO HOLDINGS                                       32
DETERMINATION OF NET ASSET VALUE                                       34
REDEMPTION IN-KIND                                                     35
STATUS AND TAXATION OF THE FUND                                        35
CUSTODIAN                                                              37
FUND SERVICES                                                          37
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                          38
DISTRIBUTOR                                                            38
PROXY VOTING POLICIES                                                  38
FINANCIAL STATEMENTS                                                   40

DESCRIPTION OF THE TRUST AND THE FUND



     The Fund was organized as a diversified series of Unified Series Trust (the "Trust") to acquire all the assets of the Iron Market Opportunity Fund, a series of AmeriPrime Advisors Trust (the "Predecessor Fund"), in a tax-free reorganization, effective September 26, 2005. The Predecessor Fund commenced operations on October 11, 2001. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment advisor to the Fund is Iron Financial Management, Inc. (the "Advisor").





     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this SAI.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use.

     A. Rule 144A Securities. The Fund may invest in Rule 144A securities that the Advisor determines to be liquid. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. Rule 144A securities are not considered to be illiquid for purposes of the Fund's illiquid securities policy, which prohibits the Fund from investing in illiquid securities, if such securities satisfy the conditions enumerated in Rule 144A and are determined to be liquid by the Advisor in accordance with the requirements established by the Trust. In determining the liquidity of such securities, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     B. Corporate Debt Securities. Corporate debt securities are bonds or notes issued by domestic and foreign corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper, which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Advisor considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements.

     The Fund will not invest more than 25% of the value of its net assets in securities that are below investment grade. If as a result of a downgrade, the Fund holds more than 25% of the value of its net assets in securities rated below investment grade, the Fund will take action to reduce the value of such securities below 25%.

     Investments in foreign securities may present certain risks, including those resulting from changes in restrictions on foreign currency transactions and rates of exchange, future political and economic developments, reduced availability of public information concerning issuers and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Other risks associated with investments in foreign securities include less liquid markets, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investments in developing countries involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. The market prices of these securities and the ability of the Fund to hold such securities could be affected by social, economic and political instability.

     C. Derivative Instruments. The Fund may use derivative instruments for any lawful purpose consistent with its investment objectives, such as for hedging, managing risk, or obtaining market exposure. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities (commonly referred to as "underlying assets") or indices.

     A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts and swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including options on forward and cap, floor, and collar swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

     An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative usually will receive fees or premiums, but generally is exposed to losses due to adverse changes in the value of the underlying asset or index.

     A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in market value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

HEDGING. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, its portfolio. Derivatives may also be used to "lock-in" realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

MANAGING RISK/MARKET EXPOSURE. The Fund may also use derivative instruments to manage the risks of its portfolio or to obtain market exposure. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying, selling, holding certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, or foreign securities, and to floating-rate debt securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than "traditional" securities (i.e., stocks or bonds) would.

EXCHANGE-TRADED   AND   OTC   DERIVATIVES.   Derivative   instruments   may   be
exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. On the other hand, OTC derivative transactions are not traded on established exchanges and are not guaranteed by the creditworthiness of any exchange. Consequently, OTC derivative transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument. OTC derivative transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

RISKS. The use of derivative instruments involves risks as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

(1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Advisor to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative transaction will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders, and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objectives.

(2) CREDIT RISK. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, (which is the issuer or counterparty to each exchange-traded instrument), provides a guarantee of performance for exchange-traded derivatives. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract. In certain circumstances, the Advisor will obtain collateral for the Fund from the counterparty to minimize this credit risk.

(3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the instruments and the position hedged. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the associated hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these derivative instruments are traded. The effectiveness of hedges using derivative instruments based on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

(4) LIQUIDITY RISK. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, terminated early, or replaced quickly at or very close to its market value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements or by the derivative instrument to maintain assets as "cover," maintain segregated accounts, designate assets on its books and records, post collateral and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets, accounts, or collateral or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends, in part, on the existence of a liquid secondary market for such derivative instruments or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5) LEGAL RISK. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative instrument. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative instruments.

(6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, which creates a large interdependent web of financial obligations. This interdependence raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

GENERAL LIMITATIONS. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by certain tax considerations.



     The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 under the Commodities Exchange Act ("CEA"), and therefore, the Fund will not be subject to registration or regulation as a commodity pool operator under the CEA.




LEVERAGED  DERIVATIVE  TRANSACTIONS.  The SEC  has  identified  certain  trading practices involving derivative instruments that have the potential for leveraging the Fund's assets in a manner that raises senior security issues as defined under the 1940 Act. In order to avoid creating a senior security and to limit the potential problems for leveraging of the Fund's assets when the Fund invests in derivatives, the SEC has stated that the Fund may use coverage or designation of the Fund's liquid assets. To the extent required by SEC guidelines, the Fund will not enter into any such leveraging derivative transactions unless it owns either: (1) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the counterparty to the extent that the position is not "covered." Assets designated on the Fund's records cannot be sold while the related derivative position is open unless they are replaced with similar assets and such designated assets may be deemed illiquid. As a result, the designation of a large portion of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     In some cases, the Fund may be required to maintain or limit exposure of a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to designate liquid assets on its books and records to secure its obligations under such derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets designated on the Fund's books and records (unless another interpretation is specified by applicable regulatory requirements).



OPTIONS. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price ("strike price" or "exercise price") at or before a certain time ("expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.




     The Fund may hold (buy) and write (sell) put and call options on underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid. Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

     The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

     The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

     The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

SPREAD OPTION TRANSACTIONS. The Fund may use spread transactions for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. The Fund may enter into futures contracts, including, but not limited to, interest rate futures and index futures. The Fund may also purchase and sell (write) covered and uncovered put and call options on futures contracts. Short sales of options on futures contracts are treated as writing uncovered options on futures contracts for purposes of this discussion.

     The purchase of futures contracts or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of the Fund. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than purchasing the futures contract.




     To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

     An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

     No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to designate liquid assets on its books and records.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

"SWAP" DERIVATIVE TRANSACTIONS. The Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or "collar" amounts.

     The "notional amount" of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement ("net amount") and not the notional amount differences themselves. The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund's books and records.

     Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 ("IRC") may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated.

CREDIT DERIVATIVES. Credit derivatives are a form of derivative that are divided into two basic types, credit default swaps and total return swaps, and are usually governed by the standard ISDA Master Agreement terms and conditions. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event that certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. The Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e, credit risk) in return for a periodic payment from the total return receiver based on a designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates. Another type of credit derivative is the credit-linked notes and other forms of debt obligations with an embedded credit default swap component. In this type of credit derivative, payments of principal and interest are linked to the performance of one or more reference debt securities or assets. In all of these credit derivative transactions, the same general risks of derivative transactions are present, but they offer greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment. If the Fund writes a credit default swap, it receives a premium up front but the Fund's exposure under the credit default swap is a form of leverage and will be subject to the restrictions on leveraged derivatives discussed above.

ADDITIONAL DERIVATIVE INSTRUMENTS AND STRATEGIES. In addition to the derivative instruments and strategies described above and in the prospectus, the Advisor expects to use additional derivative instruments and to employ other hedging or risk management techniques using derivatives. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

     Duration. Duration was developed as a more precise alternative to the concept of "maturity" for a debt security or portfolio of debt securities.
Traditionally, a debt security's maturity has been used as a proxy for the sensitivity of the debt security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt security provides its final payment, taking no account of the expected timing of the security's principal and interest payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity, and call features into one measure. Duration management is one of the fundamental tools used by the Advisor.

     Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt obligation with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

     Futures, options, and options on futures have durations that, in general, are closely related to the duration of the debt securities that underlie them. Holding long futures or call option positions will lengthen the duration of the Fund's portfolio by approximately the same amount of time that holding an equivalent amount of the underlying debt securities would.

     Short futures or put option positions have durations roughly equal to the negative duration of the debt securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount of time that selling an equivalent amount of the underlying debt securities would.

     There are some situations where even the standard duration calculation does not completely reflect the interest rate exposure or projected cash flows of a debt security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure and duration correspond to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of a debt obligation may vary over time in response to changes in interest rates and other market factors.

     D. Fixed Income Securities. Fixed income securities include corporate debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

     E. Municipal Securities. Municipal securities are long and short term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal securities consist of tax exempt bonds, tax exempt notes and tax exempt commercial paper. Municipal notes, which are generally used to provide short term capital needs and have maturities of one year of less, include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes.

     Tax exempt commercial paper typically represents short term, unsecured, negotiable promissory notes. The Fund may invest in other municipal securities such as variable rate demand instruments.

     The two principal classifications of municipal securities are "general obligations" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.

     The Advisor considers municipal securities to be of investment grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody's, or if unrated, determined by the Advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Fund will not invest more than 5% of the value of its net assets in municipal securities that are below investment grade.

     F. U.S. Government Securities. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. It is possible that the U.S. government would not provide financial support to its agencies if not required to do so by law. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal Home Loan Banks are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. If a U.S. government agency in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund's share price could fall.

     G. Mortgage-Backed Securities and Mortgage Loans. Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by the Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

     The Fund may enter into repurchase agreements that are collateralized by residential, multifamily or commercial mortgage loans, home equity loans, serving rights in respect of mortgage loans, and direct or indirect interests in mortgage loans. The collateral may include both fixed-rate mortgages and adjust rate mortgages ("ARMs"), When interest rates decline, the value of a fixed-rate mortgage can be expected to rise. Conversely, when interest rates rise, the value of a fixed-rate mortgage can be expected to decline. Both fixed-rate mortgage loans and ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, mortgagors may refinance fixed-rate mortgages at lower interest rates. ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant or decline because the availability of fixed-rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to "lock-in" a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. There can be no certainty as to the rate of prepayments on the fixed-rate mortgages or ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization. Other factors affecting prepayment of ARMs include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgage properties and servicing decisions. Finally, all mortgage loans may be affected by changes in the value of the property securing the mortgage.

     H. Collateralized Mortgage Obligations ("CMOs"). CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by the Fund, the Fund could experience both delays in liquidating its position and losses.

     I. Zero Coupon and Pay in Kind Bonds. Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

     The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

     Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. The Fund will not invest more than 5% of its net assets in pay-in-kind bonds.

     J. Financial Service Industry Obligations. Financial service industry obligations include among others, the following:

     (1) Certificates of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

     (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

     (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     K. Asset-Backed and Receivable-Backed Securities. Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate holder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities' weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. The Fund will not invest more than 5% of its net assets in asset-backed or receivable-backed securities.

         L. Repurchase Agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security or other asset and the seller agrees to repurchase the security or other asset at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating, or an inability to liquidate, the underlying security or other asset and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers or their affiliates determined by the Adviser to be creditworthy (each a "Counterparty"). The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

     Repurchase agreements may be collateralized with securities or other assets. To the extent that the Fund enters into repurchase agreements collateralized by cash; obligations of the U.S. government or by an agency of the U.S. government (which may be of any maturity); and securities that at the time the repurchase agreement is entered into are rated in the highest rating category by at least one nationally recognized statistical rating organization or, if unrated, determined by the Fund's Board of Trustees (or its Adviser if so delegated by the Board) to be of comparable quality (collectively, "Qualifying Collateral"), and otherwise satisfies the requirements of Rule 5b-3 under the 1940 Act, the acquisition of the repurchase agreement will be deemed to be the acquisition of the underlying securities for purposes of Sections 5 and 12(d)(3) of the 1940 Act. To the extent that a repurchase agreement is collateralized by other than Qualifying Collateral (hereinafter, "Non-Qualifying Collateral"), the acquisition of the repurchase agreement will be deemed to be the acquisition of the securities of the Counterparty for purposes of Sections 5 and 12(d)(3) of the 1940 Act. For this reason, with respect to any one broker or its affiliates in the aggregate, the Fund will invest no more than 5% of its total assets in repurchase agreements collateralized by Non-Qualifying Collateral.

     M. Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics, such as (a) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (b) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (c) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     N. Floating Rate, Inverse Floating Rate, and Index Obligations. The Fund may invest without limitation in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These floating rate, inverse floating rate and index obligations are considered to be instruments which are commonly known as derivatives. They may be backed by U.S. government or corporate issuers, or by collateral such as mortgages. In certain cases, a change in the underlying index or price may have a leveraging effect on the periodic coupon payments, creating larger possible swings in the prices of such securities than would be expected when taking into account their maturities alone. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. The Fund may invest in instruments whose value is computed based on a multiple of the change in price or value of an asset (or of an index of or relating to assets), provided the relevant asset or assets are eligible for investment by the Fund. To the extent the Fund invests in instruments whose value is computed based on such a multiple, a leverage factor is involved, which can result in high volatility and significant losses. See, "Derivatives."

     Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. The coupon is usually reset daily, weekly, monthly, quarterly or semi-annually, but other schedules are possible. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. If their underlying index is not an interest rate, or the reset mechanism lags the movement of rates in the current market, greater price volatility may be experienced.

     Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Because the changes in the coupon are usually negatively correlated with changes in overall interest rates, interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures, a gain or loss is realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

     O. Securities Lending. The Fund may lend its portfolio securities; however, the aggregate of portfolio securities loaned will not exceed 25% of the value of the Fund's net assets, measured at the time any such loan is made. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate the financial institution to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Advisor or any affiliated person of the Trust or an affiliated person of the Advisor, or other affiliated person. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     P. Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. "Auction Rate" preferred stock is a floating rate preferred stock with the dividend rate reset by Dutch auction, typically every seven, 28, 35 or 49 days. The dividend rate on auction rate preferred stock usually is subject to a maximum rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money, The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities, The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

     3. Underwriting, The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     8. Diversification. The Fund will not invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations" above).

     1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

     3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Fund's Prospectus or in this Statement of Additional Information.

     5. Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

     6. Short Sales. The Fund may invest up to 100% of its net assets in short sales.

     7. Investment Companies. The Fund, together with all affiliated persons of the Fund, will not purchase more than 3% of the outstanding shares of any investment company.

THE INVESTMENT ADVISOR



     The Advisor is Iron Financial Management, Inc., Two Northfield Plaza, Suite 250, Northfield, IL 60093. Aaron Izenstark and Howard Nixon each may be deemed to control the Advisor as a result of their respective ownership of shares of the Advisor.

     Effective January __, 2006, the Management Agreement between the Trust and the Advisor on behalf of the Fund was revised to require the Fund to pay a Management Fee to the Advisor of 0.50% of the Fund's average daily net assets. Prior to this time, the Management Fee was 1.00% of the Fund's average daily net assets and the Fund's adviser contractually had agreed to reduce its management fee from 1.00% to 0.50% through September 30, 2006. For the fiscal year ended September 30, 2005, the Advisor received a management fee of 0.50% (after waiver). The following table provides information regarding management fees paid by the Fund during the last three fiscal periods.



---------------------- ----------------------- ------------------------ -----------------------
  Fiscal Year Ended    Management Fees Earned  Management Fees Waived    Management Fees Paid
                           by the Advisor          by the Advisor           to the Advisor
---------------------- ----------------------- ------------------------ -----------------------
---------------------- ----------------------- ------------------------ -----------------------
 September 30, 2005          $1,959,022               $979,511                 $979,511
---------------------- ----------------------- ------------------------ -----------------------
---------------------- ----------------------- ------------------------ -----------------------
 September 30, 2004           $968,530                $484,265                 $484,265
---------------------- ----------------------- ------------------------ -----------------------
---------------------- ----------------------- ------------------------ -----------------------
 September 30, 2003           $547,178                $236,568                 $310,610
---------------------- ----------------------- ------------------------ -----------------------


     The Management Agreement (the "Agreement") was approved by the Board of Trustees, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the "Independent Trustees" and, each an "Independent Trustee") at an in-person meeting held on September 12, 2005. The Trustees reviewed and discussed reports comparing the performance and expenses of the Fund to the performance and expenses of other funds with similar objectives and asset levels. The Board then reviewed the materials provided by the Advisor in advance of the meeting, which included, among other items, a description of the Advisor's business and any personnel changes, and description of the compensation received by the Advisor from the Fund and a discussion of the Advisor's profitability. The Trustees also reviewed current financial statements for the Advisor and the Advisor's Form ADV Part II, which discusses the Advisor's policies and procedures regarding best execution, trade allocation, soft dollars, Code of Ethics and insider trading, and a representation from the Advisor that it is not involved in any material legal or securities enforcement proceedings.

     In determining whether to approve the Agreement, the Trustees primarily considered that: (1) the Advisor has over 10 years' experience in successfully providing fixed income portfolio management services to clients with over $1 billion in assets under management; (2) the Advisor has achieved consistent, positive returns for the Predecessor Fund since its inception (3) the Advisor has agreed to waive 50% of its advisory fee through September 30, 2006 although the Advisor still is able to make a reasonable profit; (4) the Fund has a below average expense ratio compared to its peer group, after waiver by the Advisor; and (5) the Fund has outperformed its benchmarks for the past one and three years. The Trustees also considered that the Advisor does not engage in soft dollar arrangements pursuant to which mutual fund brokerage is directed to a broker-dealer in exchange for research services that benefit the Advisor. As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that the Management Agreement is in the best interests of the Fund and its shareholders.

     The Advisor retains the right to use the name "Iron" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "Iron" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

     The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Managers



     Aaron Izenstark and Daniel Sternberg are jointly and primarily responsible for making investment decisions for the Fund (each, a "Portfolio Manager"). As of September 30, 2005, each Portfolio Manager was responsible for the management of the following types of accounts in addition to the Fund:

--------------- ------------------------ ----------------------------- --------------------------- --------------------------
Portfolio       Total Accounts By Type    Total Assets By Account Type  Number of Accounts by Type  Total Assets By Account
Manager                                                                 Subject to a Performance    Type Subject to a
                                                                        Fee                         Performance Fee
--------------- ------------------------ ----------------------------- --------------------------- --------------------------
                Investment Companies: 0  Investment Companies: N/A     Investment Companies: N/A   Investment Companies: N/A

                Pooled Investment        Pooled Investment Vehicles:   Pooled Investment Vehicles: Pooled Investment
Aaron Izenstark Vehicles: 4              $352,000,000                  0                           Vehicles: N/A

                 Other Accounts: 840     Other Accounts: $462,000,000  Other Accounts: N/A         Other Accounts: N/A

--------------- ------------------------ ----------------------------- --------------------------- --------------------------
--------------- ------------------------ ----------------------------- --------------------------- --------------------------
                Investment Companies: 0  Investment Companies: N/A     Investment Companies: N/A   Investment Companies: N/A

                Pooled Investment        Pooled Investment Vehicles:   Pooled Investment Vehicles: Pooled Investment
Daniel          Vehicles: 0              N/A                           N/A                         Vehicles: N/A
Sternberg
                 Other Accounts: 187     Other Accounts: $230,000,000  Other Accounts: N/A         Other Accounts: N/A

--------------- ------------------------ ----------------------------- --------------------------- --------------------------


     Each Portfolio Manager is compensated for his services by the Advisor. For the fiscal year ended September 30, 2005, each Portfolio Manager's compensation consists of a fixed salary and an annual bonus based on the following: (i) the quality of research contributions by the Portfolio Manager, and (ii) the Portfolio Manager's overall contribution to client portfolios and the firm's success. Each Portfolio Manager is eligible to participate in the Advisor's profit sharing program.

     As set forth above, the Portfolio Managers provide investment advisory and other services to clients other than the Fund. In addition, each Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of family members. The Fund has no interest in these activities. As a result of the foregoing, each Portfolio Manager is engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities. For example, the Portfolio Managers may manage such other accounts on terms that are more favorable than the terms on which the Advisor manages the Fund, such as in cases where the Advisor receives higher fees from the other accounts than the management fee received from the Fund.




     There may be circumstances under which the Portfolio Managers will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund's assets that the Portfolio Managers commit to such investment. There also may be circumstances under which the Portfolio Managers purchase or sell an investment for the other accounts and do not purchase or sell the same investment for the Fund, or purchase or sell an investment for the Fund and do not purchase or sell the same investment for the other accounts.

     It is generally the Advisor's policy that investment decisions for all accounts managed by the Portfolio Managers be made based on a consideration of the accounts' respective investment objectives and policies, and other needs and requirements affecting the accounts; and that investment transactions and opportunities be fairly allocated among the Fund and other accounts. For example, the Advisor has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Advisor. When feasible, the Portfolio Managers will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the Fund and other client accounts. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata, average price per share basis.

     As of September 30, 2005, the Portfolio Managers' ownership of shares of the Fund was as follow:


       ----------------------- ------------------------------------

       Portfolio Manager             Dollar Range of Fund Shares

       ----------------------- ------------------------------------
       ----------------------- ------------------------------------
       Aaron Izenstark
                               $100,001 to $500,000

       ----------------------- ------------------------------------
       ----------------------- ------------------------------------
       Daniel Sternberg        $1 to $10,000
       ----------------------- ------------------------------------





TRUSTEES AND OFFICERS

         The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The following table provides information regarding the Independent Trustees:






----------------------------------------------------- ----------------------------------------------------------------
Name, Address*, (Date of Birth), Position with        Principal Occupation During Past 5 Years
Trust,** and Term of Position                         and Other  Directorships
----------------------------------------------------- ----------------------------------------------------------------
----------------------------------------------------- ----------------------------------------------------------------
Gary E. Hippenstiel (1947)                            Director, Vice President and Chief Investment Officer of
                                                      Legacy Trust Company, N.A. since 1992; Non-voting Chairman of
Independent Trustee, December 2002 to present         Investment Committee of WH Donner Foundation and WH Donner
                                                      Canadian Foundation since June 2005; Trustee of  AmeriPrime
                                                      Advisors Trust from July 2002 to September 2005; Trustee of
                                                      Access Variable Insurance Trust from April 2003 to August
                                                      2005; Trustee of AmeriPrime Funds from 1995 to July 2005;
                                                      Trustee of CCMI Funds from June 2003 to March 2005.
----------------------------------------------------- ----------------------------------------------------------------
----------------------------------------------------- ----------------------------------------------------------------
Stephen A. Little (1946)                              President and founder of The Rose, Inc., a registered
                                                      investment advisor, since April 1993; Trustee of AmeriPrime
Chairman, December 2004 to present;                   Advisors Trust from November 2002 to September 2005; Trustee


Independent Trustee, December 2002 to present         of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.
----------------------------------------------------- ----------------------------------------------------------------
----------------------------------------------------- ----------------------------------------------------------------
Daniel J. Condon (1950)                               President of International Crankshaft Inc., an automotive
                                                      equipment manufacturing company, since 2004, Vice President
Independent Trustee, December 2002 to present         and General Manager from 1990 to 2003; Trustee of AmeriPrime
                                                      Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar
                                                      Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.
----------------------------------------------------- ----------------------------------------------------------------
*    The address for each trustee is 431 N. Pennsylvania St., Indianapolis, IN  46204.
**  The Trust currently consists of 34 series.


     The Trust's audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The Audit Committee met at least four times during the year ended December 31, 2005.




     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, and each officer of the Trust.



----------------------------------------------------- ----------------------------------------------------------------
Name, Address*, (Date of Birth), Position with Fund   Principal Occupation During Past 5 Years
Complex,** Term of Position with Trust                and Other Directorships
----------------------------------------------------- ----------------------------------------------------------------
----------------------------------------------------- ----------------------------------------------------------------
Ronald C. Tritschler (1952)***                        Chief Executive Officer, Director and Legal Counsel
                                                      of The Webb Companies, a national real estate company, since 2001,
Trustee, December 2002 to present                     Executive Vice President and Director from 1990 to 2000;
                                                      Director of First State Financial since 1998; Director, Vice
                                                      President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of
                                                      AmeriPrime Advisors Trust since November 2002; Trustee of
                                                      AmeriPrime Funds from December 2002 to July 2005; Trustee of
                                                      CCMI Funds from June 2003 to March 2005.
----------------------------------------------------- ----------------------------------------------------------------
----------------------------------------------------- ----------------------------------------------------------------
Anthony J. Ghoston (1959)                             President of Unified Fund Services, Inc., the Trust's
                                                      administrator, since June 2005, Executive Vice President from
President, July 2004 to present                       June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information
                                                      Officer of Unified Financial Services, Inc., the parent
                                                      company of the Trust's administrator and distributor, from
                                                      1997 to November 2004; President of AmeriPrime Advisors Trust
                                                      since July 2004; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March
                                                      2005.
----------------------------------------------------- ----------------------------------------------------------------
----------------------------------------------------- ----------------------------------------------------------------
Freddie Jacobs, Jr., CPA (1970)                       Vice President of Unified Fund Services, Inc., the Trust's
                                                      administrator, since December 2003; Assistant Vice President
Chief Financial Officer and Treasurer, July 2005 to   of U.S. Bancorp Fund Services LLC from 2000 to December 2003,
present; Secretary, September 2004 to June 2005;      Trust Officer from 1998 to 2000; Chief Financial Officer and
Assistant Secretary, July 2005 to present             Treasurer of AmeriPrime Advisors Trust since July 2005;
                                                      Secretary of AmeriPrime Funds and AmeriPrime Advisors Trust from
                                                      September 2004 to June 2005; Secretary of CCMI Funds from September 2004 to March 2005; Principal Accounting Officer of Lindbergh Funds from
                                                      February 2004 to February 2005.
----------------------------------------------------- ----------------------------------------------------------------
----------------------------------------------------- ----------------------------------------------------------------
Lynn E. Wood (1946)                                   Chief Compliance Officer of AmeriPrime Advisors Trust since
                                                      October 2004; Chief Compliance Officer of AmeriPrime Funds
Chief Compliance Officer, October 2004 to present     from October 2004 to July 2005; Chief Compliance Officer of
                                                      CCMI Funds from October 2004 to March 2005; Chief Compliance
                                                      Officer of Unified Financial Securities, Inc., the Trust's
                                                      distributor, from 1997 to 2000 and 2004 to 2005 Chairman from
                                                      1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust's
                                                      administrator, from October 2003 to September 2004; Chief
                                                      Compliance Officer of Unified Financial Services, Inc., the
                                                      parent company of the Trust's administrator and distributor, from 2000 to 2004.
----------------------------------------------------- ----------------------------------------------------------------
----------------------------------------------------- ----------------------------------------------------------------
Heather A. Barnes (1975)                              Employed by Unified Fund Services, Inc., the Trust's
Secretary, July 2005 to present                       administrator, since January 2004 and from December 1999 to
                                                      January 2002; Regional Administrative Assistant
                                                      of The Standard Register Company from February 2003
                                                      to January 2004; Full time student at Indiana
                                                      University from January 2002 to June 2002;
                                                      Secretary of AmeriPrime Advisors Trust since July 2005.
----------------------------------------------------- ----------------------------------------------------------------
*    The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN  46204.
** Fund Complex refers to Unified Series Trust, which currently consists of 34 series.





*** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent company of the distributor of certain series in the Fund Complex.



     The following table provides information regarding shares of the Fund and other portfolios of the Fund Complex owned by each Trustee as of December 31, 2005.





-------------------------- -------------------------------- -------------------------------------------
                                                             Aggregate Dollar Range of Shares of All
              Trustee          Dollar Range of Fund Shares        Funds Within the Fund Complex*
-------------------------- -------------------------------- -------------------------------------------
-------------------------- -------------------------------- -------------------------------------------
Gary E. Hippenstiel                       None                                 None
-------------------------- -------------------------------- -------------------------------------------
-------------------------- -------------------------------- -------------------------------------------
Ronald Tritschler                         None                                 None
-------------------------- -------------------------------- -------------------------------------------
-------------------------- -------------------------------- -------------------------------------------
Stephen Little                            None                                 None
-------------------------- -------------------------------- -------------------------------------------
-------------------------- -------------------------------- -------------------------------------------
Daniel Condon                             None                                 None
-------------------------- -------------------------------- -------------------------------------------
* Fund Complex refers to Unified Series Trust, which currently consists of 34 series.





     Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each series in the Fund Complex on an individual basis and by the Fund Complex on an aggregate basis. Trustees' and officers' fees and expenses are Fund Complex expenses and each series incurs its expenses at the same rate.





==================================== ==================== ==================== =================== =====================
                                          Aggregate           Pension or        Estimated Annual    Total Compensation
                                        Compensation          Retirement         Benefits Upon         from Trust*
       Independent Trustees             from the Fund      Benefits Accrued        Retirement
                                                           As Part of Fund
                                                                Expenses
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Gary E. Hippenstiel, Trustee and           $ 1,059                $0                   $0                $36,000
Chairman of the Audit Committee
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Stephen A. Little, Chairman of the         $1,059                 $0                   $0                $36,000
Board
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Daniel Condon, Trustee                      $706                  $0                   $0                $24,000
==================================== ==================== ==================== =================== =====================
   Non-Independent Trustees and           Aggregate           Pension or        Estimated Annual    Total Compensation
             Officers                   Compensation          Retirement         Benefits Upon         from Trust*
                                        from the Fund       Benefits Accrued       Retirement
                                                             As Part of Fund
                                                                Expenses
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Ronald C. Tritschler, Trustee               $706                  $0                   $0                $24,000
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Anthony Ghoston, President and CEO           $0                   $0                   $0                   $0
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Freddie Jacobs, CFO and Treasurer            $0                   $0                   $0                   $0
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Lynn Wood, Chief Compliance Officer        $4,265                 $0                   $0                $145,000
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Heather Barnes, Secretary                    $0                   $0                   $0                   $0
==================================== ==================== ==================== =================== =====================








   * The Trust currently consists of 34 series.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES



     A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Advisor. As of December 15, 2005, the following persons were deemed to be control persons or principal shareholders of the Fund:

--------------------------------- ------------ --------------------
Name and Address                  % Ownership  Type of Ownership

--------------------------------- ------------ --------------------
--------------------------------- ------------ --------------------
 SEI Private Trust Co             61.2%        Record
    One Freedom Valley Dr
    Oaks, PA  19456

--------------------------------- ------------ --------------------
--------------------------------- ------------ --------------------
National Investors Services Corp  29.79%       Record
    55 Water St. 32nd fl,
    NY, NY  10041
--------------------------------- ------------ --------------------
--------------------------------- ------------ --------------------
Pershing LLC                      5.28%        Beneficial
    P.O. Box
    Jersey City, NJ 07303
--------------------------------- ------------ --------------------


         As of December 15, 2005, the Trustees and Officers of the Trust as a group beneficially owned less than 1% of the shares of the Fund.

PORTFOLIO TURNOVER



     The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. The Fund's portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the fiscal years ended September 30, 2004 and 2005, the Fund's portfolio turnover rate was 59.05% and 108.39%, respectively. The Fund experienced a high portfolio turnover rate for the fiscal year ended September 30, 2005 because the Fund's portfolio managers found value in purchasing more short-term securities to fully exploit current market conditions.





PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.



     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. During the fiscal year ended September 30, 2005, the Advisor did not direct any brokerage transactions to brokers on the basis of research services provided by such brokers to the Predecessor Fund.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     When the Fund and another of the Advisor's clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Blocked transactions may also occur between the Fund and employees of the Advisor; however in the event that the entire blocked order is not filled, the purchase or sale of the Fund will have priority over the purchase or sale of employees of the Advisor.



     The following table provides information regarding brokerage commissions paid by the Fund (including the Predecessor Fund) during the last three fiscal periods.

--------------------------------- -----------------------------------------
             Fiscal Year Ended           Brokerage Commissions Paid

--------------------------------- -----------------------------------------
--------------------------------- -----------------------------------------
            September 30, 2005                      $136
--------------------------------- -----------------------------------------
--------------------------------- -----------------------------------------
            September 30, 2004                       $0
--------------------------------- -----------------------------------------
--------------------------------- -----------------------------------------
            September 30, 2003                     $2,000
--------------------------------- -----------------------------------------




     The Trust, the Advisor and the Fund's distributor each have adopted a Code of Ethics (the "Rule 17j-1 Code") pursuant to Rule 17j-1 of the 1940 Act. The Advisor's Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain copies of the Codes from the Fund, free of charge, by calling the Fund Shareholder Services at 1-877-322-0575. You may also obtain copies of the Trust's Code from documents filed with the SEC and available on the SEC's web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

     The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, Distributor, Unified as Transfer Agent, Fund Accounting Agent and Administrator, and the Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

     Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor's, Thompson Financial and Vickers-Stock ("Rating Agencies") in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund's top portfolio holdings available on their websites and may make the Fund's complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Advisor nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Fund also may post its complete portfolio holdings to its website within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the Fund does not have a website or the website is for some reason inoperable, the information will be supplied no more frequently than quarterly and on a delayed basis.

     Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Fund's portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.


DETERMINATION OF NET ASSET VALUE

     The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust. The Administrator maintains a pricing review committee, which seeks valuation advice from the Advisor and may seek independent review by an Independent Trustee if good faith pricing issues arise. Manually priced securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

                       Net Assets                 =  Net Asset Value Per Share
                      ------------------------
                      Shares Outstanding



         An example of how the Fund calculated its net asset value per share as of the fiscal year ended September 30, 2005 is as follows:

                  $   195,927,870             =             $9.93
                   -----------------
                       19,721,517





REDEMPTION IN-KIND

     The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, pursuant to a Rule 18f-1 plan filed by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

     The Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

     If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

     To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

o Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock securities, or foreign currencies) (the "Income Requirement");
o    Diversify its investments in securities  within certain  statutory  limits;
     and
o Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").

     The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

     Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

     The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

     If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

     If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

     U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     Unified Fund Services, Inc. ("Unified" or the "Administrator"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A trustee and the officers of the Trust are members of management and/or employees of Unified and/or shareholders of Unified Financial Services, Inc., the parent company of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Fund of $1.25 per shareholder account (subject to various monthly minimum fees, the maximum being $1,250 per month for assets of $10 million or more).

     In addition, Unified provides the Fund with fund accounting services, which include certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.05% of the Fund's assets up to $50 million, 0.04% of the Fund's assets from $50 million to $100 million, and 0.03% of the Fund's assets over $100 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets of $10 million or more).

     Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.07% of the Fund's assets from $50 million to $100 million, and 0.05% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month).



     The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the Fund (including the Predecessor Fund) during the last three fiscal periods.


-------------------------- ----------------- --------------------------- ---------------------- ----------------------
    Fiscal Year Ended       Fees Paid for        Reimbursement for           Fees Paid for          Fees Paid for
                            Transfer Agent     Out-Of-Pocket Expenses     Accounting Services      Administrative
                               Services        Incurred in Providing                                  Services
                                              Transfer Agent Services
                                                    to the Fund
-------------------------- ----------------- --------------------------- ---------------------- ----------------------
-------------------------- ----------------- --------------------------- ---------------------- ----------------------
   September 30, 2005          $23,182                $7, 378                   $74,934               $132,972
-------------------------- ----------------- --------------------------- ---------------------- ----------------------
-------------------------- ----------------- --------------------------- ---------------------- ----------------------
   September 30, 2004          $15,448                 $2,402                   $42,913                $81,126
-------------------------- ----------------- --------------------------- ---------------------- ----------------------
-------------------------- ----------------- --------------------------- ---------------------- ----------------------
   September 30, 2003          $15,180                 $2439                    $25,895                $53,579
-------------------------- ----------------- --------------------------- ---------------------- ----------------------





INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



     The firm of Cohen McCurdy, Ltd., 800 Westpoint Parkway, Suite 1100 Westlake, Ohio 44145, has been selected as the Independent Registered Public Accounting Firm for the Fund for the fiscal year ending September 30, 2006. Cohen McCurdy, Ltd. performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.




DISTRIBUTOR



     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. A Trustee of the Trust and certain officers of the Trust, are shareholders of UFS, the parent company of the Distributor. As a result, such persons may be deemed to be affiliates of the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by UFS.

PROXY VOTING POLICIES

     The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund's Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Advisor may be asked to cast a proxy vote that presents a conflict between the interests of the Fund's shareholders, and those of the Advisor or an affiliated person of the Advisor. In such a case, the Trust's policy requires that the Advisor abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. The Advisor shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Advisor's (or sub-advisor's) proxy voting policies. The Board of Trustees shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Advisor, is most consistent with the Advisor's proxy voting policies and in the best interests of Fund shareholders. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

     The Advisor's policies and procedures state that the Advisor generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes. When exercising its voting responsibilities, the Advisor's policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company's shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company's operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, the Advisor has adopted guidelines describing the Advisor's general philosophy when proposals involve certain matters. The following is a summary of those guidelines:

o electing a board of directors - a board should be composed primarily of independent directors, and key board committees should be entirely independent. The Advisor generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

o approving independent auditors - the relationship between a company and its auditors should be limited primarily to the audit engagement;

o providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Advisor is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

o corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote. The Advisor opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

o shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Advisor generally considers to have a negative impact on shareholder value.

     More information. You may obtain a copy of the Trust's and the Advisor's proxy voting policy by calling Shareholder Services at 1-877-322-0575 or by writing to Unified Fund Services, Inc., the Fund's transfer agent, at 431 N. Pennsylvania Avenue, Indianapolis, IN 46204, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC's web site at www.sec.gov. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ended June 30, 2004) are filed by the Fund with the SEC on Form N-PX. The Fund's proxy voting record is also available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC's web site.


FINANCIAL STATEMENTS

     The financial statements and independent auditors' report required to be included in the SAI are hereby incorporated by reference to the Predecessor Fund's Annual Report to the shareholders for the period ended September 30, 2005. The Trust will provide the Annual Report without charge upon written request or request by telephone.

PART C. OTHER INFORMATION

Item 22. Exhibits

(1) (a) Financial Statements included in Part A: Financial Highlights Table for the Iron Market Opportunity Fund.

     (b) Financial Statements included in Part B: Audited Financial Statements for the Iron Market Opportunity Fund.

(2) (a) Agreement and Declaration of Trust as filed with the State of Ohio on October 17, 2002 - Filed with Registrant's initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

     (b) By-laws adopted as of October 17, 2002 - Filed with Registrant's initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

     (c)  Instruments Defining Rights of Security Holders - None.

     (d)  Investment Advisory Contracts.

1. Copy of Registrant's Management Agreement with Ariston Capital Management Corp. with regard to the ACM Convertible Securities Fund, approved December 18, 2002 - Filed with Registrant's registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

2. Copy of Registrant's Management Agreement with Gamble, Jones, Morphy & Bent with regard to the GJMB Growth Fund, approved December 18, 2002 - Filed with Registrant's registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

3. Copy of Registrant's Management Agreement with GLOBALT, Inc. with regard to the GLOBALT Growth Fund, approved December 18, 2002 - Filed with Registrant's registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

4. Copy of Registrant's Management Agreement with Spectrum Advisory Services, Inc. ("Spectrum") with regard to the Marathon Value Portfolio, approved December 18, 2002 - Filed with Registrant's registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

5. Copy of Registrant's Management Agreement with StoneRidge Investment Partners, LLC with regard to the StoneRidge Equity Fund, approved December 18, 2002 - Filed with Registrant's registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

6. Copy of Registrant's Management Agreement with StoneRidge Investment Partners, LLC with regard to the StoneRidge Small Cap Growth Fund, approved December 18, 2002 - Filed with Registrant's registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

7.                                       Copy of Registrant's Management
                                         Agreement with Becker Capital
                                         Management, Inc. with regard to the
                                         Becker Value Equity Fund, approved
                                         September 7, 2003 - Filed with
                                         Registrant's registration statement on
                                         Form N-1A dated August 15, 2003 and
                                         incorporated herein by reference.

8. Copy of Registrant's Management Agreement with Dreman Value Management, LLC with regard to the Dreman
                                         Contrarian Large Cap Value Fund,
                                         approved September 7, 2003 - Filed with
                                         Registrant's registration statement on
                                         Form N-1A dated September 12, 2003 and
                                         incorporated herein by reference.

9. Copy of Registrant's Management Agreement with Dreman Value Management, LLC with regard to the Dreman
                                         Contrarian Mid Cap Value Fund, approved
                                         September 7, 2003 - Filed with
                                         Registrant's registration statement on
                                         Form N-1A dated September 12, 2003 and
                                         incorporated herein by reference.

10. Copy of Registrant's Management Agreement with Dreman Value Management, LLC with regard to the Dreman
                                         Contrarian Small Cap Value Fund,
                                         approved September 7, 2003 - Filed with
                                         Registrant's registration statement on
                                         Form N-1A dated September 12, 2003 and
                                         incorporated herein by reference.

11. Copy of Registrant's Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Growth Fund approved December 7, 2003 - Filed with
                                         Registrant's registration statement on
                                         Form N-1A dated December 29, 2003 and
                                         incorporated herein by reference.

12. Copy of Registrant's Management Agreement with IMS Capital Management, Inc. with regard to the IMS Capital Value Fund approved June 6, 2004 - Filed with Registrant's registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

13. Copy of Registrant's Management Agreement with IMS Capital Management, Inc. with regard to the IMS Strategic Allocation Fund approved June 6, 2004 - Filed with Registrant's registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

14. Copy of Registrant's Management Agreement with IMS Capital Management, Inc. with regard to the IMS Strategic Income Fund approved June 6, 2004 - Filed with Registrant's registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

15. Copy of Registrant's Management Agreement with Chinook Capital Management approved September 13, 2004
                                         - Filed with Registrant's registration
                                         statement on Form N-1A dated September
                                         28, 2004 and incorporated herein by
                                         reference.

16. Copy of Registrant's Management Agreement with Marco Investment Management, LLC with regard to the Marco Targeted Return Fund approved December 13, 2004 - Filed with Registrant's registration statement on Form N-1A dated October 15, 2004 and incorporated herein by reference.

17.                                      Copy of Registrant's Management
                                         Agreement with Becker Capital
                                         Management, Inc. with regard to the
                                         Becker Small Cap Value Equity Fund
                                         approved December 13, 2004 - Filed with
                                         Registrant's registration statement on
                                         Form N-1A dated October 20, 2004 and
                                         incorporated herein by reference.

18.                                      Copy of Registrant's Management
                                         Agreement with Dobson Capital
                                         Management, Inc. with regard to the
                                         Dobson Covered Call Fund approved March
                                         14, 2005 - Filed with Registrant's
                                         registration statement on Form N-1A
                                         dated April 21, 2005 and incorporated
                                         herein by reference.

19.                                      Copy of Registrant's Management
                                         Agreement with Leader Capital
                                         Corporation with regard to the Leader
                                         Short-Term Bond Fund approved March 14,
                                         2005 - Filed with Registrant's
                                         registration statement on Form N-1A
                                         dated May 11, 2005 and incorporated
                                         herein by reference.

20. Copy of Registrant's Management Agreement with Financial Counselors, Inc. with regard to the FCI Equity Fund approved June 13, 2005 - Filed with Registrant's registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

21. Copy of Registrant's Management Agreement with Financial Counselors, Inc. with regard to the FCI Bond Fund approved June 13, 2005 - Filed with Registrant's registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

22. Copy of Registrant's Management Agreement with Chicken Little Fund Group Inc. with regard to the Chicken Little Growth Fund approved June 13, 2005 - Filed with Registrant's registration statement on Form N-1A dated June 16, 2005 and incorporated herein by reference.

23. Copy of Registrant's Management Agreement with Archer Investment Corporation with regard to the Archer Balanced Fund approved June 13, 2005 - Filed with Registrant's registration statement on Form N-1A dated July 27 and incorporated herein by reference.

24. Copy of Registrant's Management Agreement with The Roosevelt Investment Group with respect to the Bull Moose Growth Fund, approved September 12, 2005 - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

25. (a) Copy of Registrant's Management Polynous Capital Management, Inc. with regard to the Polynous Growth Fund, approved September 12, 2005 - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

                                    (b)  Form of Side Letter Agreement with
                                         Polynous Capital Management, Inc.
                                         regarding fee waiver and expense
                                         reimbursement with respect to the
                                         Polynous Growth Fund - Filed with
                                         Registrant's registration statement on
                                         Form N-1A dated September 30, 2005 and
                                         incorporated herein by reference.



26. (a) Copy of Registrant's amended and restated Management Agreement with Iron Financial Management, Inc. with regard to Iron Market Opportunity Fund, to be filed.




                                    (b)  Form of Side Letter Agreement with Iron
                                         Market Financial Management, Inc.
                                         regarding fee waiver and expense
                                         reimbursement with respect to the Iron
                                         Market Opportunity Fund - Filed with
                                         Registrant's registration statement on
                                         Form N-1A dated September 30, 2005 and
                                         incorporated herein by reference.

27. (a) Copy of Registrant's Management Agreement with Nashville Capital Corporation with regard to Monteagle Fixed Income Fund, approved September 12, 2005 - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

                                    (b)  Form of Side Letter Agreement with
                                         Nashville Capital Corporation regarding
                                         fee waiver with respect to the
                                         Monteagle Fixed Income Fund - Filed
                                         with Registrant's registration
                                         statement on Form N-1A dated September
                                         30, 2005 and incorporated herein by
                                         reference.

28. Copy of Sub-advisory Agreement between Nashville Capital Corporation and Howe & Rusling Inc. with regard to Monteagle Fixed Income Fund, approved September 12, 2005 - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

29. (a) Copy of Registrant's Management Agreement with Nashville Capital Corporation with regard to Monteagle Value Fund, approved September 12, 2005
                                         - Filed with Registrant's registration
                                         statement on Form N-1A dated August 5,
                                         2005 and incorporated herein by
                                         reference.

                                    (b)  Form of Side Letter Agreement with
                                         Nashville Capital Corporation regarding
                                         fee waiver with respect to the
                                         Monteagle Value Fund - Filed with
                                         Registrant's registration statement on
                                         Form N-1A dated September 30, 2005 and
                                         incorporated herein by reference.

30. Copy of Sub-advisory Agreement between Nashville Capital Corporation and Robinson Investment Group, Inc. with regard to Monteagle Value Fund, approved September 12, 2005 - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

31. (a) Copy of Registrant's Management Agreement with Nashville Capital Corporation with regard to Monteagle Large Cap Growth Fund, approved September 12, 2005 - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

                                    (b)  Form of Side Letter Agreement with
                                         Nashville Capital Corporation regarding
                                         fee waiver with respect to the
                                         Monteagle Large Cap Growth Fund - Filed
                                         with Registrant's registration
                                         statement on Form N-1A dated September
                                         30, 2005 and incorporated herein by
                                         reference.

32. Copy of Sub-advisory Agreement between Nashville Capital Corporation and Northstar Capital Management Inc. with regard to Monteagle Large Cap Growth Fund, approved September 12, 2005 - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

33. Copy of Registrant's Management Agreement with SMI Advisors, LLC with regard to the Sound Mind Investing Fund approved August 29, 2005 - Filed with Registrant's registration statement on Form N-1A August 6, 2005 and incorporated herein by reference.

34. (a) Copy of Registrant's Management Agreement with Quixote Capital Management, LLC with regard to the QCM Absolute Return Fund approved August 29, 2005 - Filed with Registrant's registration statement on Form N-1A August 6, 2005 and incorporated herein by reference.

                                    (b)  Form of Side Letter Agreement with
                                         Quixote Capital Management, LLC
                                         regarding fee waiver and expense
                                         reimbursement with respect to the QCM
                                         Absolute Return Fund - Filed with
                                         Registrant's registration statement on
                                         Form N-1A August 6, 2005 and
                                         incorporated herein by reference.

35. (a) Copy of Registrant's Management Agreement with The Symphony Wealth Management, LLC. with regard to The Symphony Wealth Management Ovation Fund approved August 29, 2005 - Filed with Registrant's registration statement on Form N-1A November 30, 2005 and incorporated herein by reference.

                                    (b)  Form of Side Letter Agreement with The
                                         Symphony Wealth Management regarding
                                         fee waiver and expense reimbursement
                                         with respect to The Symphony Wealth
                                         Management Ovation Fund - Filed with
                                         Registrant's registration statement on
                                         Form N-1A November 30, 2005 and
                                         incorporated herein by reference.

36. a) Copy of Sub-Advisory Agreement between The Symphony Wealth Management, LLC and Breen Financial Corporation with regard to The Symphony Wealth Management Ovation Fund approved August 29, 2005 - Filed with Registrant's registration statement on Form N-1A November 30, 2005 and incorporated herein by reference.

                                    (b)  Form of Side Letter Agreement with The
                                         between The Symphony Wealth Management,
                                         LLC and Breen Financial Corporation
                                         regarding sub-advisory fee waiver and
                                         expense reimbursement with respect to
                                         The Symphony Wealth Management Ovation
                                         Fund - Filed with Registrant's
                                         registration statement on Form N-1A
                                         November 30, 2005 and incorporated
                                         herein by reference.

37. (a) Copy of Registrant's Management Agreement with GERONIMO Partners Asset Management, LLC with regard to Geronimo Multi-Strategy Fund approved August 29, 2005 - Filed with Registrant's registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

                                    (b)  Form of Side Letter Agreement with
                                         GERONIMO Partners Asset Management, LLC
                                         regarding fee waiver and expense
                                         reimbursement with respect to the
                                         Geronimo Multi-Strategy Fund - Filed
                                         with Registrant's registration
                                         statement on Form N-1A December 7, 2005
                                         and incorporated herein by reference.

38. (a) Copy of Registrant's Management Agreement with GERONIMO Partners Asset Management, LLC with regard to Geronimo Option & Income Fund approved August 29, 2005 - Filed with Registrant's registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

                                    (b)  Form of Side Letter Agreement with
                                         GERONIMO Partners Asset Management, LLC
                                         regarding fee waiver and expense
                                         reimbursement with respect to the
                                         Geronimo Option & Income Fund - Filed
                                         with Registrant's registration
                                         statement on Form N-1A December 7, 2005
                                         and incorporated herein by reference.

39. (a) Copy of Registrant's Management Agreement with GERONIMO Partners Asset Management, LLC with regard to Geronimo Sector Opportunity Fund approved August 29, 2005 - Filed with Registrant's registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

                                    (b)  Form of Side Letter Agreement with
                                         GERONIMO Partners Asset Management, LLC
                                         regarding fee waiver and expense
                                         reimbursement with respect to the
                                         Geronimo Sector Opportunity Fund -
                                         Filed with Registrant's registration
                                         statement on Form N-1A December 7, 2005
                                         and incorporated herein by reference.

                  (e) (1) Underwriting Contracts. Copy of Registrant's Distribution Agreement with Unified Financial Securities, Inc., dated December 18, 2002, as amended December 13, 2004 - Filed with Registrant's registration statement on Form N-1A dated December 30, 2004 and incorporated herein by reference.

                           (2) Underwriting Contracts. Copy of Distribution Agreement among Registrant, Becker Capital Management, Inc. and Unified Financial Securities, Inc., dated October 17, 2003 - Filed with Registrant's registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

                           (3) Underwriting Contracts. Copy of Distribution Agreement among Registrant, Dreman Value Management, LLC and Unified Financial Securities, Inc., dated October 17, 2003 - Filed with Registrant's registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

                           (4) Underwriting Contracts. Copy of Distribution Agreement among Registrant, Crawford Investment Counsel, Inc. and Unified Financial Securities, Inc., approved December 7, 2003 - Filed with Registrant's registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

                           (5) Underwriting Contracts. Copy of Distribution Agreement among Registrant, Leader Capital Corporation and Unified Financial Securities, Inc., approved March 14, 2005 - Filed with Registrant's registration statement on Form N-1A dated May 11, 2005 and incorporated herein by reference.

                           (6) Underwriting Contracts. Copy of Distribution Agreement between Registrant and Polynous Securities, LLC, approved September 12, 2005
                                    - Filed with Registrant's registration
                                    statement on Form N-1A dated September 30,
                                    2005 and incorporated herein by reference.

                  (f) Bonus or Profit Sharing Contracts - None.

                  (g)      Custodian Agreements.

                    (1) Copy of Registrant's Custodian Agreement with Huntington National Bank, dated December 18, 2002 - Filed with Registrant's registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

                           (2)      (a) Custodian Agreement. Copy of
                                    Registrant's Custodian Agreement with U.S.
                                    Bank, N.A., dated September 23, 2005 - Filed with Registrant's registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

                                    (b)     Amendment to Custodial Agreement
                                            between U.S. Bank, N.A. and
                                            Registrant, dated December 2005 -
                                            Filed with Registrant's registration
                                            statement on Form N-1A December 7,
                                            2005 and incorporated herein by
                                            reference.

                           3 Special Custody and Pledge Agreement, by and among, Registrant, Goldman, Sachs & Co., Quixote Capital Management, LLC, and U.S. Bank National Association with respect to the QCM Absolute Return Fund, dated December 2, 2005 - Filed with Registrant's registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

                  (h) (1) Other Material Contracts. Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc., - Filed with Registrant's registration statement on Form N-1A dated November 30, 2005 and incorporated herein by reference.

                           (2) (a) Sub-Administration Agreement by and among Unified Fund Services, Inc., Nashville Capital Corporation and First Farmers & Merchants Bank of Columbia, Tennessee with regard to the Monteagle Funds, dated as of September 23, 2005.

                                    (b)     Letter Agreement between Nashville
                                            Capital Corporation and First
                                            Farmers & Merchants Bank of
                                            Columbia, Tennessee with regard to
                                            the Monteagle Funds waiving fees for
                                            2006 fiscal year.

                  (i) Legal Opinion and Consent - None.



               (j) Other Opinions - Consent of Cohen McCurdy, Ltd. issued in connection with use of the audited financial statments of Iron Market Opportunity Fund - filed herewith.





                  (k)               Omitted Financial Statements - None.

                  (l) Initial Capital Agreements. Copy of Letter of Investment Intent from Unified Fund Services, Inc., dated December 30, 2002 - Filed with Registrant's registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

                  (m) (1) Copy of Rule 12b-1 Distribution Plan for the ACM Convertible Securities Fund - Filed with Registrant's registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

                         (2) Copy of Rule 12b-1 Distribution Plan for each of Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian Mid Cap Value Fund and the Dreman Contrarian Small Cap Value Fund - Filed with Registrant's registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

                         (3) Copy of Distribution Coordination Agreement for each of the Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian Mid Cap Value Fund and the Dreman Contrarian Small Cap Value Fund - Filed with Registrant's registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

                         (4) Copy of Rule 12b-1 Distribution Plan for Crawford Dividend Growth Fund - Filed with Registrant's registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

                         (5) Copy of Rule 12b-1 Distribution Plan for Chinook Emerging Growth Fund - Filed with Registrant's registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

                         (6) Copy of Rule 12b-1 Distribution Plan for Leader Short-Term Bond Fund - Filed with Registrant's registration statement on Form N-1A dated April 1, 2005 and incorporated herein by reference.

                         (7) Copy of Rule 12b-1 Distribution Plan for Dobson Covered Call Fund - Filed with Registrant's registration statement on Form N-1A dated April 21, 2005 and incorporated herein by reference.

                         (8) Copy of Rule 12b-1 Distribution Plan for Chicken Little Growth Fund - Filed with Registrant's registration statement on Form N-1A dated June 16, 2005 and incorporated herein by reference.

                         (9) Copy of Rule 12b-1 Distribution Plan for Archer Balanced Fund - Filed with Registrant's registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

                         (10) Copy of Rule 12b-1 Distribution Plan for the Bull Moose Growth Fund - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

                         (11) Copy of Rule 12b-1 Distribution Plan for the Polynous Growth Fund - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

                         (12) Copy of Rule 12b-1 Distribution Plan for FCI Equity Fund and FCI Bond Fund - Filed with Registrant's registration statement on Form N-1A dated August 30, 2005 and incorporated herein by reference.

                         (13) Copy of Rule 12b-1 Distribution Plan for QCM Absolute Return Fund - Filed with Registrant's registration statement on Form N-1A dated August 22, 2005 and incorporated herein by reference.

                         (14) Copy of Distribution Coordination Agreement for each of The Symphony Wealth Management Ovation Fund Class A and Class C shares - Filed with Registrant's registration statement on Form N-1A dated August 22, 2005 and incorporated herein by reference.

                         (15) Copy of Rule 12b-1 Distribution Plan with respect to the Class C shares of each of the GERONIMO Funds - Filed with Registrant's registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

                  (n) (1) Copy of Rule 18f-3 Plan for Crawford Dividend Growth Fund - Filed with Registrant's registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

                           (2) Copy of Rule 18f-3 Plan for The Symphony Wealth Management Ovation Fund - Filed with Registrant's registration statement on Form N-1A dated August 22, 2005 and incorporated herein by reference.

                           (3) Copy of Rule 18f-3 Plan for each of the GERONIMO Funds - Filed with Registrant's registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

                  (o) Reserved.

                  (p) (1) Registrant's Amended Code of Ethics - Filed with Registrant's registration statement on Form N-1A dated November 30, 2005 and incorporated herein by reference.


                           (2)      Code of Ethics for Senior Executive Officers
                                    - Filed with Registrant's registration
                                    statement on Form N-1A dated October 31,
                                    2003 and incorporated herein by reference.

                  (q)               (1) Registrant's Revised Proxy Voting Policy
                                    - Filed with Registrant's registration
                                    statement on Form N-1A dated October 31,
                                    2003 and incorporated herein by reference.

                           (2) ISS Proxy Voting Guidelines adopted by Becker Capital Management, Inc. - Filed with Registrant's registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

                           (3) Proxy Voting Policy and Procedures adopted by Dreman Value Management, LLC - Filed with Registrant's registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

                           (4) Proxy Voting Policy and Procedures adopted by Crawford Investment Counsel, Inc. - Filed with Registrant's registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

                           (5) Glass Lewis & Co. Proxy Voting Guidelines as adopted by GLOBALT, Inc. with regard to the GLOBALT Growth Fund - Filed with Registrant's registration statement on Form N-1A dated February 25, 2005 and incorporated herein by reference.

                           (6) Proxy Voting Policy and Procedures adopted by Spectrum Advisory Services, Inc. - Filed with Registrant's registration statement on Form N-1A dated February 27, 2004 and incorporated herein by reference.

                           (7) Proxy Voting Policy and Procedures adopted by Ariston Capital Management Corp. - Filed with Registrant's registration statement on Form N-1A dated March 3, 2004 and incorporated herein by reference.

                           (8) Proxy Voting Policy and Procedures adopted by Gamble, Jones, Morphy & Bent with regard to the GJMB Growth Fund - Filed with Registrant's registration statement on Form N-1A dated May 30, 2004 and incorporated herein by reference.

                           (9) Proxy Voting Policy and Procedures adopted by IMS Capital Management, Inc. with regard to each of the IMS Funds - Filed with Registrant's registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

                           (10) Proxy Voting Policy and Procedures adopted by Chinook Capital Management with regard to the Chinook Emerging Growth Fund - Filed with Registrant's registration statement on Form N-1A dated December 13, 2004 and incorporated herein by reference.

                           (11) Proxy Voting Policy and Procedures adopted by Marco Investment Management, LLC with regard to the Marco Targeted Return Fund - Filed with Registrant's registration statement on Form N-1A dated October 15, 2004 and incorporated herein by reference.

                           (12) Proxy Voting Policy and Procedures adopted by Leader Capital Corporation with regard to the Leader Short-Term Bond Fund - Filed with Registrant's registration statement on Form N-1A dated April 1, 2005 and incorporated herein by reference.

                           (13) Proxy Voting Policy and Procedures adopted by Dobson Capital Management, Inc. with regard to the Dobson Covered Call Fund - Filed with Registrant's registration statement on Form N-1A dated April 1, 2005 and incorporated herein by reference.

                           (14) Proxy Voting Policy and Procedures adopted by Financial Counselors, Inc. with regard to each of the FCI Funds - Filed with Registrant's registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

                           (15) Proxy Voting Policy and Procedures adopted by Chicken Little Fund Group, Inc. with regard to the Chicken Little Growth Fund - Filed with Registrant's registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

                           (16) Proxy Voting Policy and Procedures adopted by Archer Investment Corporation with regard to the Archer Balanced Fund - Filed with Registrant's registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

                           (17) Proxy Voting Policy and Procedures adopted by Quixote Capital Management, LLC with regard to the QCM Absolute Return Fund - Filed with Registrant's registration statement on Form N-1A dated August 22, 2005 and incorporated herein by reference.

                           (18) Proxy Voting Policy and Procedures adopted by Breen Financial Corporation, as sub-advisor to The Symphony Wealth Management Ovation Fund - Filed with Registrant's registration statement on Form N-1A dated November 30, 2005 and incorporated herein by reference.

Item 23. Persons Controlled by or Under Common Control with Registrant

                  None.

Item 24. Indemnification

                  Article VI, Section 6.4 of the Declaration of Trust of Unified Series Trust, an Ohio business trust, provides that:

                  Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Item 25. Business and Other Connections of the Investment Advisers

1. Archer Investment Corporation ("Archer") serves as investment adviser to the Archer Balanced Fund, a series of Registrant. Mr. Troy Patton is the Managing Director of Archer. Further information about Archer can be obtained from the Form ADV Part I filed via the NASDR's CRD/IARD system, and available on the Investment Adviser Public Disclosure Website ("IAPD").

2. Ariston Capital Management Corp ("Ariston") serves as the investment adviser for the ACM Convertible Securities Fund, a series of the Trust. Mr. Richard
                           B. Russell serves as President of Ariston and Mr. Daniel P. Jacoy as Vice President. Further information about Ariston and its officers can be obtained from the Form ADV Part I available on IAPD.

3. Becker Capital Management, Inc. ("Becker") serves as the investment adviser for the Becker Value Equity Fund and the Becker Small Cap Value Equity Fund, each a series of the Trust. Patrick E. Becker serves as the Chairman and Chief Investment Officer of Becker. Further information about Becker can be obtained from the Form ADV Part I available on the IAPD.

4. Crawford Investment Counsel, Inc. ("Crawford") serves as the investment adviser for the Crawford Dividend Growth Fund, a series of the Trust. John H. Crawford III serves as President and Chief Investment Officer of Crawford. Further information about Crawford can be obtained from the Form ADV Part I available on the IAPD.

5. Chicken Little Fund Group, Inc. ("CLG") serves as investment adviser to the Chicken Little Growth Fund, a series of Registrant. Mr. Stephen Coleman serves as President and Chief Investment Officer of CLG. Further information about CLG can be obtained from the Form ADV Part I of CLG available on the IAPD.

6. Chinook Capital Management serves as the investment adviser to the Chinook Emerging Growth Fund, a series of the Trust. Mr. Gregory Houser is a managing member of Chinook. Further information about Chinook can be obtained from the Form ADV Part I available on the IAPD.

7. Dobson Capital Management, Inc. serves as investment adviser to the Dobson Covered Call Fund, a series of Registrant. Mr. Charles Dobson serves as President of Dobson. Further information about Dobson can be obtained from the Form ADV Part I of Dobson available on the IAPD.

8. Dreman Value Management, LLC ("Dreman") serves as the investment adviser for the Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian Mid Cap Value Fund and the Dreman Contrarian Small Cap Value Fund, each a series of the Trust. Mr. David Dreman is the Chairman and Chief Investment Officer of Dreman. Further information about Dreman can be obtained from the Form ADV Part I available on the IAPD.

9. Financial Counselors, Inc. ("FCI") serves as the investment adviser to the FCI Equity Fund and FCI Bond Fund, each a series of the Trust. Mr. Robert T. Hunter serves as President and Chief Executive Officer of FCI. Further information about FCI can be obtained from the Form ADV Part I available on the IAPD.

10. Gamble, Jones, Morphy & Bent ("GJMB") serves as the investment adviser for the GJMB Growth Fund, a series of the Trust. Mr. Thomas W. Bent serves as Senior Vice President and Chief Financial Officer, Christopher E. Morphy as President, and David M. Davis as Chief Operations Officer. Ashley A. Jones and Alison Gamble are both partners of GJMB. Further information about GJMB, its officers and partners can be obtained from the Form ADV Part I available on IAPD.

11. GERONIMO Partners Asset Management ("GERONIMO") serves as the investment adviser for the GERONIMO Funds, each a series of the Trust. Mr. David Prokupek serves as Managing Member and Chief Investment Officer. Further information about GERONIMO, its officers and partners can be obtained from the Form ADV Part I available on IAPD.

12. GLOBALT, Inc. serves as the investment adviser for the GLOBALT Growth Fund, a series of the Trust. Mr. Henry W. Roach serves as the President of GLOBALT, Samuel E. Allen as Chief Executive Officer, Arthur F. Mann as Chief Financial Officer. Further information about GLOBALT and all its officers can be obtained from the Form ADV Part I available on the IAPD.

13. Howe & Rusling, Inc. ("H&R") serves as sub-adviser to Monteagle Fixed Income Fund. Mr. Thomas Rusling is the Senior Investment Officer of H&R. Further information about H&R can be obtained from its Form ADV Part I available on the IAPD.

14. IMS Capital Management, Inc.("IMS") serves as the investment adviser to the IMS Capital Value Fund, IMS Strategic Allocation Fund and IMS Strategic Income Fund, each a series of the Trust. Mr. Carl W. Marker serves as Chairman and President of IMS. Further information about IMS can be obtained from the Form ADV Part I available on the IAPD.

15. Iron Financial Management, Inc. serves as investment advisor to the Iron Market Opportunity Fund. Mr. Aaron Izenstark is the President, while Mr. Richard Lakin is the Chief Compliance Officer and Chief Operations Officer of Iron Financial. Further information about Iron Financial can be obtained from its Form ADV Part I available on the IAPD.

16. Leader Capital Corporation ("Leader") serves as the investment advisor to the Leader Short-Term Bond Fund, a series of the Trust. Mr. John E. Lekas serves as President of Leader. Further information about Leader can be obtained from the Form ADV Part I available on the IAPD.

17. Marco Investment Management, LLC serves as the investment advisor to the Marco Targeted Return Fund, a series of the Trust. Mr. Steven S. Marco is the Managing Member. Further information about Marco can be obtained from the Form ADV Part I available on the IAPD.

18. Nashville Capital Corporation ("NCC") serves as investment advisor to each of Monteagle Large Cap Growth Fund, Monteagle Value Fund and Monteagle Fixed Income Fund, each a series of Registrant. Mr. Lawrence Catlett is the President of NCC. Further information about NCC can be obtained from its Form ADV Part I available on the IAPD.

19. Northstar Capital Management, Inc. ("Northstar") serves as sub-advisor to Monteagle Large Cap Growth Fund. Mr. H. Kent Mergler is the Chairman, and Mr. Stephen Mergler is the President, of Northstar. Further information about Northstar can be obtained from its Form ADV Part I available on the IAPD.

20. Polynous Capital Management, Inc. ("Polynous") serves as investment advisor to the Polynous Growth Fund. Mr. Kevin Wenck is the President of Polynous. Further information about Polynous can be obtained from its Form ADV Part I available on the IAPD.

21. Quixote Capital Management, LLC ("Quixote") serves as investment advisor to the QCM Absolute Return Fund, a series of Registrant. Mr. Troy Johnson, and Mr. Jerry Pal are both principals of Quixote. Further information about Quixote can be obtained from the Form ADV Part I of Quixote available on the IAPD.

22. Robinson Investment Group, Inc. ("Robinson") serves as sub-advisor to Monteagle Value Fund. Mr. Russell Robinson is the President of Robinson. Further information about Robinson can be obtained from its Form ADV Part I available on the IAPD.

23. SMI Advisory Services, LLC ("SMI") serves as investment advisor to the Sound Mind Investing Fund, a series of Registrant. Mr. Eric Collier, Mr. Mark Biller, and Mr. Anthony Ayers are all principals of SMI. Further information about SMI can be obtained from the Form ADV Part I of SMI available on the IAPD.

24. Spectrum Advisory Services, Inc. ("Spectrum") serves as the investment advisor for the Marathon Value Portfolio, a series of the Trust. Mr. Marc Heilweil serves as President of Spectrum. Further information about Spectrum and Mr. Heilweil can be obtained from the Form ADV Part I available on the IAPD.

25. StoneRidge Investment Partners, LLC ("SIPL") serves as the investment advisor for the StoneRidge Equity Fund and the StoneRidge Small Cap Growth Fund, each a series of the Trust. Mr. James E. Minnick is the Manager of SIPL and Mr. Dennis C. Haynes the Chief Operating Officer. Messieurs Philip H. Brown, Joseph
                           E. Stocke, Daniel Cook, Todd L. Rich and Christopher
                           A. Thorsheim are all managing directors of SIPL. Further information about SIPL can be obtained from the Form ADV Part I available on the IAPD.

26. The Roosevelt Investment Group ("Roosevelt") serves as investment advisor to the Bull Moose Growth Fund. Mr. Arthur Sheer serves as the Chief Executive Officer of Roosevelt. Further information about Roosevelt can be obtained from its Form ADV Part I available on the IAPD.

27. The Symphony Wealth Management ("Symphony") serves as investment advisor to The Symphony Wealth Management Ovation Fund. Mr. Chris Bach serves as the President of Symphony, Dr. William Breen is the Chief Investment Officer and Mr. James Breen is the Chief Portfolio Manager. Further information about Symphony can be obtained from its Form ADV Part I available on the IAPD.

28. Breen Financial Corporation ("Breen") serves as sub-advisor to The Symphony Wealth Management Ovation Fund. Dr. William Breen is the Chairman and CEO of Breen and Mr. James Breen is the President. Further information about Symphony can be obtained from its Form ADV Part I available on the IAPD.

Item 26. Principal Underwriters

     Unified  Financial  Securities,  Inc. Unified  Financial  Securities,  Inc.
     -------------------------------------
     serves as the principal underwriter for the Trust


                         (a) Unified Financial Securities, Inc. also serves as a principal underwriter for the following investment companies: American Pension Investors Trust, Ancora Funds, Eastern Point Advisors Funds, Sparrow Funds, TrendStar Investment Trust, TANAKA Funds, Inc, and Weldon Capital Funds, Inc.

                         (b) The directors and officers of Unified Financial are as follows:


 Name                             Title                      Position with Trust
 ----                             -----                      -------------------
 Gregory S. Drose                 President                         None

 Thomas G. Napurano               Director, CFO and Exec. Vice      None
                                  President

 Stephen D. Highsmith, Jr.        Director and Senior Vice          None
                                  President

 D. Eric McKenzie                 Assistant Vice President          None

 Karyn E. Cunningham              Controller                        None

 Terry Gallagher                  Chief Compliance Officer          None

                           (c) Not applicable.

Item 27. Location of Accounts and Records

                  Unified Fund Services, Inc.
                  431 N. Pennsylvania  Street
                  Indianapolis, IN 46204

                  Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-(b)(1), 31a-1(b)(2), and 31a-1(b)(4) through 31a-1(b)(11).

                  Huntington National Bank
                  41 South High Street
                  Columbus, Ohio 43215

                  U.S. Bank, National Association
                  425 Walnut Street
                  Cincinnati, Ohio 45202

                  Will maintain physical possession of accounts, books, and other documents required to be maintained by Rule 31(b)(3) for each separate series for which the entity acts as custodian.

                  Unified Financial Securities, Inc.
                  431 N. Pennsylvania  Street
                  Indianapolis,  IN  46204

                  Polynous Securities, LLC
                  One Pine Street, Suite 2208
                  San Francisco, CA 94111

                  Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter under by Rule 31a-1(d) for each separate series for which the entity acts as principal underwriter.

                  Archer Investment Corporation
                  7970 Clearwater Court
                  Indianapolis, IN 46256

                  Ariston Capital Management Corp
                  40 Lake Bellevue Drive, Suite 220
                   Bellevue, Washington 98005

                  Becker Capital Management, Inc.
                  1211 SW Fifth Avenue, Suite 2185
                  Portland, OR  97204

                  Breen Financial Corporation
                  1603 Orrington Ave., Suite 1044
                  Evanston, IL 60201

                  Chicken Little Fund Group, Inc.
                  1310 Papin Street, Suite 104
                  St. Louis, MO 63103

                  Chinook Capital Management
                  4380 SW Macadam Ave
                  Suite 250
                  Portland, OR 97239

                  Crawford Investment Counsel, Inc.
                  100 Galleria Parkway
                  Suite 980
                  Atlanta, GA 30339

                  Dobson Capital Management, Inc.
                  1422 S. Van Ness Street
                  Santa Ana, California 92707

                  Dreman Value Management, LLC
                  520 East Cooper Avenue
                  Suite 230-4
                  Aspen, CO 81611

                  Financial Counselors, Inc.
                  442 West 47th Street
                  Kansas City, Missouri

                  Gamble, Jones, Morphy & Bent
                  301 East Colorado Blvd., Suite 802
                  Pasadena, California 91101

                  GERONIMO Partners Asset Management, LLC
                  700 17th Street, 24th Floor
                   Denver, Colorado 80202

                  GLOBALT, Inc.
                  3060 Peachtree Road, N.W.
                  One Buckhead Plaza, Suite 225
                  Atlanta, Georgia 30305

                  Howe & Rusling, Inc.
                  120 East Avenue
                  Rochester, NY 14604

                  IMS Capital Management, Inc.
                  8995 S.E. Otty Road
                  Portland, Oregon 97266

                  Iron Financial Management, Inc.
                  Two Northfield Plaza
                  Suite 250
                  Northfield, Illinois 60093

                  Leader Capital Corporation
                  121 SW Morrison St.
                  Suite 425
                  Portland, OR 97204

                  Marco Investment Management, LLC
                  300 Atlanta Financial Center
                  3343 Peachtree Road, NE
                  Atlanta, GA 30326

                  Nashville Capital Corporation
                  209 10th Avenue South
                  Nashville, TN  37203

                  Northstar Capital Management, Inc.
                  4400 PGA Boulevard, Suite 600
                  Palm Beach Gardens, Florida 33410

                  Polynous Capital Management, Inc.
                  One Pine Street, Suite 2208
                  San Francisco, CA 94111

                  Quixote Capital Management, LLC
                  5619 DTC Parkway, Suite 100
                  Greenwood Village, CO  80111

                  Robinson Investment Group, Inc.
                  5301 Virginia Way, Suite 150
                  Brentwood, TN 37027

                  SMI Advisory Services, LLC
                  422 Washington Street
                  Columbus, IN 47201

                  Spectrum Advisory Services,  Inc.
                  1050 Crown Pointe Parkway
                  Atlanta, GA 30338

                  StoneRidge Investment Partners, LLC
                  3421 Saint Davids Road
                   Newtown Square, PA  19073

                  The Roosevelt Investment Group
                  317 Madison Ave., Suite 1004
                  New York, New York 10017

     Each advisor will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f) at the address listed above for each separate series of the Trust that the advisor manages.

Item 28. Management Services

                  None.

Item 29. Undertakings

Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the Securities Exchange Act of 1934, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

Registrant hereby undertakes to carry out all indemnification provisions of its Declaration of Trust in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended ("1933 Act"), may be permitted to trustees, officers and controlling person of the Registrant pursuant to the provision under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 53 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Indianapolis and the State of Indiana on January ___, 2006.

                                           UNIFIED SERIES TRUST

                                           /s/  Anthony J. Ghoston
                                           ----------------------------------
                                              Anthony J. Ghoston, President

Attest:

/s/      Freddie Jacobs, Jr.
-------------------------------------------
Freddie Jacobs, Jr., Treasurer and
     Chief Financial Officer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                                         Title        Date

/s/      Freddie Jacobs, Jr. *                    Trustee      January __, 2006
------------------------------------
 Daniel Condon

/s/      Freddie Jacobs, Jr. *                    Trustee      January __, 2006
------------------------------------
 Gary E. Hippenstiel

/s/      Freddie Jacobs, Jr. *                    Trustee      January __, 2006
-------------------------------------
 Stephen Little
/s/      Freddie Jacobs, Jr. *                    Trustee      January __, 2006
------------------------------------
 Ronald Tritschler


*Signed pursuant to a Power of Attorney dated September 13, 2004 filed with Registrant's registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

                                INDEX TO EXHIBITS

EX.99.j
               1. Copy of amended and restated Management Agreement for Iron Market Opportunity Fund - to be filed.

EX.99.j
               2. Consent of Independent Registered Accounting Firm - Cohen McCurdy, Ltd.